UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Ebix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Ebix, Inc.
Five Concourse Parkway
Suite 3200 Atlanta, GA 30328

October 8, 2010

Dear Stockholder:

On behalf of our Board of Directors, I cordially invite you to the Annual Meeting of Stockholders of Ebix, Inc. to be held at 11:00 a.m., Eastern Standard Time, on November 17, 2010, at our Atlanta office, located at Five Concourse Parkway, Suite 114, Atlanta, Georgia 30328.

The business of the meeting is described in detail in the attached notice of meeting and proxy statement. Also included is a proxy card and postage paid return envelope.

It is important that your shares are represented and voted at the Annual Meeting, regardless of the size of your holdings. Whether or not you plan to attend, please complete and return the enclosed proxy or vote over the telephone or internet, as applicable, to ensure that your shares will be represented at the Annual Meeting. If you attend the meeting, you may withdraw your proxy by voting in person.

Sincerely,
Robin Raina Chairman of the Board and Chief Executive Officer

Ebix, Inc.
FIVE CONCOURSE PARKWAY, SUITE 3200
ATLANTA, GA 30328

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 17, 2010

Notice is hereby given that the 2010 Annual Meeting of Stockholders of Ebix, Inc. will be held at our Atlanta office, located at Five Concourse Parkway, Suite 114 in Atlanta, GA, at 11:00 a.m., Eastern Standard Time, on November 17, 2010, and at any adjournments or postponements thereof, for the following purposes:

1.	To elect six directors to serve until the 2011 Annual Meeting or until their respective successors are elected and qualified.
2.	To ratify the appointment of Cherry Bekaert & Holland, LLP as our independent registered certified public accounting firm for the year ending December 31, 2010.
3.	To approve the 2010 Ebix Equity Incentive Plan.
4.	To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors has fixed the close of business on September 27, 2010, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the meeting, please complete, sign, date and return the enclosed proxy in the envelope provided or vote over the telephone or internet, as applicable.

By Order of the Board of Directors
Robin Raina Chairman of the Board and Chief Executive Officer

Dated: October 8, 2010

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RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE	36
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	36
OTHER MATTERS	36
REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS	36
WHERE YOU CAN FIND ADDITIONAL INFORMATION	37
ANNEX A	A-1

ii

Ebix, Inc.
FIVE CONCOURSE PARKWAY, SUITE 3200
ATLANTA, GA 30328

(678) 281-2020

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
NOVEMBER 17, 2010

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q:	Why am I being asked to review these materials?
A:	Ebix, Inc, also referred to herein as “Ebix,” the “Company” or “we” is providing these proxy materials to you in connection with the solicitation of proxies by Ebix Board of Directors for use at 2010 annual meeting of stockholders. The annual meeting will take place at our corporate headquarters located at Five Concourse Parkway, Suite 114 in Atlanta, GA, at 11:00 a.m., Eastern Standard Time on Wednesday, November 17, 2010. Stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.
Q:	Why am I being asked to review materials on-line?
A:	Under rules adopted by the U.S. Securities and Exchange Commission, or SEC, we are now furnishing proxy materials to many of our stockholders on the internet, rather than mailing printed copies of those materials to each stockholder. If you received a Notice of Internet Availability of Proxy Materials, or Notice, by mail, you will not receive a printed copy of the proxy material unless you request one. Instead, the Notice will instruct you as to how you may access and review the proxy materials on the internet. If you received a Notice by mail but would rather receive a printed copy of our proxy materials, please follow the instructions included in the Notice. A Notice of availability of the annual report, proxy statement and proxy card is being mailed on or about October 8, 2010.
Q:	What information is contained in these materials?
A:	The information included in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our most highly paid executive officers and our directors, and certain other required information. Our 2009 Annual Report on Form 10-K, which includes our audited consolidated financial statements for the year ended December 31, 2009, is also being furnished with this proxy statement.
Q:	What does it mean if I received more than one proxy or voting instruction form?
A:	It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy you receive to ensure that all of your shares are voted.
Q:	What matters will Ebix stockholders vote on at the annual meeting?
A:	There are three proposals to be considered and voted on at the meeting. The proposals to be voted on are as follows:

Proposal 1 — to elect six directors, each to hold office for a one-year term ending on the date of the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified;

Proposal 2 — to ratify the appointment of Cherry Bekaert & Holland, LLP as our independent registered certified public accounting firm for the year ending December 31, 2010; and

Proposal 3 — to approve the 2010 Ebix Equity Incentive Plan.

We will also consider other business as may properly come before the meeting and any related adjournments or postponements.

For a more detailed discussion of each of these proposals, please see the information included elsewhere in the proxy statement relating to these proposals.

Q:	What are the Board’s voting recommendations?
A:	The Board of Directors recommends that you vote your shares as follows:

“FOR” each of the ten nominees to the Board of Directors (Proposal 1);

“FOR” the ratification of the appointment of Cherry, Bekaert & Holland, LLP as our independent registered certified public accounting firm (Proposal 2); and

“FOR” the approval of the 2010 Ebix Equity Incentive Plan (Proposal 3).

Q:	Who is entitled to vote at the annual meeting?
A:	Each share of our common stock outstanding as of the close of business on September 27, 2010, the record date, is entitled to one vote at the annual meeting. As of the close of business on the record date, there were 34,986,727 shares of our common stock outstanding and entitled to vote. You are entitled to one vote per share of common stock held on the record date. These shares include shares that are (1) held of record directly in your name, including shares received through equity incentive plans, and (2) held for you in street name through a stockbroker, bank or other nominee.
Q:	What is the difference between a stockholder of record and a stockholder who holds stock in street name?
A:	If your shares are registered in your name, you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to vote in person at the annual meeting or vote by proxy on the proxy card included with these materials.

If your shares are held in the name of your broker, bank or other nominee, these shares are held in street name. As the beneficial owner of these shares, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. Since you are not the stockholder of record, you must request and receive a valid proxy from your broker, bank or another holder of record in order to vote these shares in person at the annual meeting.

Q:	If I hold my shares in street name through my broker, will my broker vote these shares for me?
A:	If you provide instructions on how to vote by following the instructions provided to you by your broker, your broker will vote your shares as you have instructed. If you do not provide your broker with voting instructions, your broker will vote your shares only if the proposal is a “routine” management proposal on which your broker has discretion to vote. Recent NASD Marketplace rule changes, to which your broker is subject, expand the list of matters on which many brokers are prohibited from voting shares held in street name without voting instructions from the beneficial owner. Under these new rules brokers are now prohibited from voting uninstructed shares for elections of directors and for executive compensation plans such as the 2010 Stock Incentive Plan.
Q:	What are the quorum requirements for the meeting?
A:	The presence of holders having a majority of the outstanding shares constitutes a quorum. The shares may be presented in person or presented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for purpose of determining the presence of a quorum.

Q:	What is the voting requirement to approve each of the proposals?
A:	Since there are only six directors nominated for election to the Board of Directors and the election of directors is uncontested, the nominees will be elected by a plurality of the votes cast at a meeting where a quorum is present. This means that the director candidates that receive the most votes will be elected to fill the available seats on our Board of Directors.

The proposal to ratify the appointment of Cherry, Bekaert & Holland, LLP as our independent registered certified public accounting firm requires the affirmative vote of a majority of the votes cast with respect to the proposal by the shares present in person or represented by proxy and entitled to vote.

The proposal to approve the Ebix, Inc. 2010 Stock Incentive Plan requires the affirmative vote of a majority of the votes cast with respect to the proposal by the shares present in person or represented by proxy and entitled to vote.

Q:	What do I need to do now to vote at the meeting?
A:	Stockholders of record may vote their shares in any of four ways:
•	Submitting a Proxy by Mail: If you choose to submit your proxy by mail, simply mark your proxy, date and sign it, and return it in the postage-paid envelope provided;
•	Submitting a Proxy by Telephone: Submit a proxy for your shares by telephone by using the toll-free telephone number provided on your proxy card. Telephone voting is available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on November 16, 2010;
•	Submitting a Proxy by Internet: Submit your proxy via the internet. The website for internet proxy voting is on your proxy card. Internet proxy voting is also available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on November 16, 2010; or
•	Voting in Person: If you were registered as a stockholder on our books on September 27, 2010 or if you have a letter from your broker identifying you as a beneficial owner of our shares as of that date, you may vote in person by attending the 2010 annual meeting.

Street name holders may submit a proxy by telephone or the internet if their bank or broker makes these methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you submit a proxy by telephone or via the internet you should not return your proxy card. Instructions on how to submit a proxy by telephone or via the internet are located on the proxy card enclosed with this proxy statement. If you hold your shares through a bank or broker, follow the voting instructions you receive from your bank or broker.

Q:	What happens if I abstain?
A:	Abstentions are counted as present at the meeting for purposes of determining whether there is a quorum but are not counted as votes cast.
Q:	Can I change my vote or revoke my proxy?
A:	Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the vote at the meeting by:
•	delivering to BNY Mellon Shareowner Services a written notice, bearing a date later than the proxy, stating that you revoke the proxy;
•	submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the vote at the meeting; or
•	attending the meeting and voting in person (although attendance at the meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to Ebix, Inc. c/o BNY Mellon Shareowner Services at the following address: BNY Mellon Shareowner Services, P.O. Box 3500, South Hackensack, NJ 07606-9250, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the Internet. You may request a new proxy card by calling BNY Mellon Shareowner Services, Proxy Processing at 1-888-213-0965 (toll-free).

Q:	Will anyone contact me regarding this vote?
A:	We have retained BNY Mellon Shareowner Services to distribute proxy solicitation materials to brokers, banks and other nominees and to assist in the solicitation of proxies from our stockholders. The fee for this firm’s services is estimated to be $5,000, plus reimbursement for reasonable out-of-pocket costs and expenses.

In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person; but will not receive any additional compensation for these services. Following the original mailing of the proxy solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.

Q:	Who has paid for this proxy solicitation?
A:	All expenses incurred in connection with the solicitation of proxies, including the printing and mailing of this Proxy Statement will be borne by Ebix.
Q:	Where can I find the voting results of the annual meeting?
A:	We will announce preliminary general voting results at the meeting and publish final detailed voting results on a Form 8-K that we expect to file within four business days after the meeting.
Q:	May I propose actions for consideration at next year’s annual meeting or nominate individuals to serve as directors?
A:	You may submit proposals for consideration at future annual stockholder meetings. In order for a stockholder proposal to be considered for inclusion in the proxy material for our 2011 annual meeting of stockholders, your proposal must be received by our Corporate Secretary no later than June 10, 2011. We advise you to review our By-Laws, which contain these and other requirements with respect to advance notice of stockholder proposals and director nominations, including certain information that must be included concerning the stockholder making the proposal, each nominee and the proposal itself. Our By-Laws were filed as Exhibit 3.2 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2000. Our public filings can be viewed by visiting our investor relations website at http://www.ebix.com/. You may also obtain a copy, free of charge, by writing to our Corporate Secretary at our principal executive office at at Five Concourse Parkway, Suite 3200 in Atlanta, GA, Attention: Investor Relations.

PROPOSALS

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH OF PROSOPALS 1
THROUGH 3 BELOW.

PROPOSAL 1 — ELECTION OF DIRECTORS

Proposal and Required Vote

Proposal 1 is the election of six nominees to the Board of Directors. In accordance with our By-Laws, the number of directors constituting the entire Board of Directors is currently fixed between four and eight directors. The Governance and Nominating Committee of the Board has recommended that all six of our current directors be nominated for re-election. If elected, each will hold office until the next succeeding annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified. Information concerning all director nominees appears below.

The Board of Directors expects that all of the nominees will, if elected, be available to serve. If any nominee should decline re-election or become unable to serve for any reason, votes will be cast for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated prior to the election, votes will be cast according to the judgment of the person or persons voting the proxy.

Our directors are elected by a plurality vote of the shares of our common stock present in person or represented by proxy at the meeting and entitled to vote.

The Board of Directors unanimously recommends that stockholders vote FOR the election of each of its nominees for director named below.

Information concerning all director nominees appears below.

The “Areas of Relevant Experience” identifies each director’s experience and qualifications necessary to hold a position on our Board of Directors.

ROBIN RAINA, 43, has been a director at Ebix since 2000 and Chairman of the Board at Ebix since May 2002. Mr. Raina joined Ebix, Inc. in October 1997 as our Vice President — Professional Services and was promoted to Senior Vice President — Sales and Marketing in February 1998. Mr. Raina was promoted to Executive Vice President, Chief Operating Officer in December 1998. Mr. Raina was appointed President effective August 2, 1999, Chief Executive Officer effective September 23, 1999 and Chairman in May 2002. Mr. Raina holds an industrial engineering degree from Thapar University in Punjab, India.

Areas of Relevant Experience.  Mr. Raina’s relevant experience is evidenced by his strategic direction for the Company and implementation of such direction has proven instrumental for the Company’s turnaround and growth.

HANS U. BENZ, 63, has been a director at EBIX since 2005. From 2001 to 2005 Mr. Benz was President of the holding of the BISON GROUP, a Swiss corporation that develops and implements process oriented business solution software in Europe. Prior to this position and from 1995 to 2001 he was President of a Swiss banking software development company belonging to the UBS Group. Previously Mr. Benz was with the private bank of Coutts & Co., Zürich as Senior Vice President and was also head of their global IT organization as a part of their larger worldwide NatWest IT organization.

Areas of Relevant Experience.  Mr. Benz’s former business experience extends from wholesale and retail industry to the Swiss private insurance industry as founding partner in a national data center. He has extensive experience in the software ERP and finance sectors, international marketing, strategic planning, IT planning, executive compensation, and defining strategic vision.

PAVAN BHALLA, 47, has been a director since June 2004. Mr. Bhalla has served as Vice President of Finance for Hewitt Associates, and has been in this role since December 2008. Prior to this position he was Hewitt Associates’ Corporate Controller and served in that position from July 2006 to November 2008. Previously Mr. Bhalla served as Senior Vice President of Finance for MCI Inc. from August 2003 until joining Hewitt Associates, Inc. Before joining MCI in August 2003, Mr. Bhalla spent over seven years with BellSouth Corporation serving in a variety of executive positions, including Chief Financial Officer of BellSouth Long

Distance Inc. from 1999 to 2002. Mr. Bhalla holds a masters degree in business administration and finance from the University of Chicago’s Booth School of Business.

Areas of Relevant Experience.  Mr. Bhalla has extensive hands on relevant experience in corporate finance and international business transactions.

NEIL D. ECKERT, 47, has been a director since 2005. Mr. Eckert was nominated by Brit to serve on the Company’s board of Directors under an agreement between the Company and Brit. Mr. Eckert is currently a director of Brit Insurance Holdings, plc. Until April 2005, he served as Chief Executive Officer of Brit and had been such since 1999. In 1995, he co-founded Brit as a listed investment trust company. Mr. Eckert is also Non-Executive Chairman of Design Technology and Innovation Limited, a patenting and intellectual property company, and a director of Ri3K, an internet hub for reinsurance. He is also Chief Executive Officer of Climate Exchange, a London Stock Exchange AIM listed company trading carbon credits, and Chairman of Trading Emissions plc and Econerby plc both publicly listed companies.

Areas of Relevant Experience.  Mr. Eckert has an extensive background with experience of operating as the CEO of two different public companies and has executive experience in strategic planning, hands-on understanding of insurance industry, sales and marketing, corporate finance, executive compensation and international matters.

ROLF HERTER, 46, has been a director since 2005. Mr. Herter is the managing partner of Streichenberg, Attorneys at Law in Zurich, Switzerland. Streichenberg is a mid-sized commercial law firm, and Mr. Herter has been managing partner since 2004. Mr. Herter’s practice consists, among others, of representation for information technology companies, both private and publicly held. He has served on the board of directors of several companies and is currently serving as a member of the board of directors of IC Company’s Switzerland AG and Roccam Rocca Asset Management AG. He also serves as a supervisor of investments for several Swiss and German companies.

Areas of Relevant Experience.  Mr. Herter has extensive experience in the legal sector with expertise in managing multiple companies in terms of investments, capital structure, organization restructuring and governance, and with a expertise in European affairs

HANS UELI KELLER, 58, has been a director since 2004. Mr. Keller has spent over 20 years with Zurich-based Credit Suisse, a global financial services company, serving as Executive Board Member from 1997 to 2000, head of retail banking from 1993 to 1996, and head of marketing from 1985 to 1992. He is presently also serving as Chairman of the Board of both Swisscontent Corp. AG and Engel & Voelkers Commercial, Switzerland.

Areas of Relevant Experience.  Mr. Keller has extensive executive experience in sales and marketing, corporate finance, strategic planning, executive compensation, and international distribution.

Assuming election of all nominees above, the following is a list of persons who will constitute our Board of Directors following the meeting, including their current committee assignments.

Name	Audit	Compensation	Corporate Governance and Nominating
Mr. Bhalla	C
Mr. Benz	•	•
Mr. Eckert			C
Mr. Herter			•
Mr. Keller	•	C
Mr. Raina*

C = Chair

• = Member

* = Executive Officer/Director

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Proposal and Required Vote

Proposal 2 is to ratify the appointment of our independent registered certified public accounting firm. Based on the recommendation of our Audit Committee, the Board of Directors has appointed Cherry Bekaert & Holland, L.L.P., or CBH, as our independent registered certified public accounting firm for the fiscal year ending December 31, 2010. CBH has served as our independent registered certified public accounting firm since December 2008. A representative of CBH is expected to be present at the annual meeting and will be given an opportunity to make a statement if he or she so chooses and will be available to respond to appropriate questions.

Our Bylaws do not require that the stockholders ratify the appointment of CBH as our independent auditors. However, we are submitting the appointment of CBH to the stockholders for ratification as a matter of good corporate governance. If the stockholders do not ratify the appointment, the Board of Directors and the Audit Committee will reconsider whether or not to retain CBH. Even if the appointment is ratified, the Board and the Audit Committee, in their discretion, may change the appointment at any time during the year if they determine that such a change would be in the best interests of CBH and our stockholders.

The ratification of the appointment of CBH as our independent registered certified public accounting firm for 2010 requires the affirmative vote of a majority of the votes cast.

The Board of Directors unanimously recommends that the shareholders vote FOR ratification of the appointment of Cherry Bekaert & Holland, L.L.P. as our independent registered certified public accounting firm for 2010.

Fees Paid to Our Independent Registered Certified Public Accounting Firm

The following table sets forth fees for all professional services rendered by CBH for the audit of our financial statements for 2008 and 2009 and fees billed for other services rendered by CBH:

Services Rendered by Cherry, Bekaert & Holland, LLP	2009	2008
Audit Fees(1)	$343,250	$262,500
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees(2)	$60,000	$1,200

(1)	Audit Fees include fees associated with the annual audit of our consolidated financial statements and review of our consolidated financial statements included in our periodic reports and other services related to SEC matters.
(2)	Fee for the research pertaining to the interpretation and treatment of a certain debt related put option.

Audit and Non-Audit Services Pre-Approval Policy

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services performed by our independent registered certified public accounting firm. Pre-approval is generally detailed as to the particular service or category of services and is subject to a specified budget. Management is required to seek pre-approval of services that will exceed the budget or for services that are not detailed in an existing pre-approval. The Chair of the Audit Committee has been delegated the authority to pre-approve certain services between regularly scheduled meetings, with ratification by the Audit Committee at the next regularly scheduled meeting. Management reports quarterly to the Audit Committee regarding the extent of services provided by the independent registered certified public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. All services performed by CBH during fiscal years 2008 and 2009 were approved in accordance with this policy.

Change in Independent Registered Certified Public Accounting Firm

On December 12, 2008, the Company received notice from Habif, Arogeti & Wynne, LLP (“HAW”) of its decision not to stand for re-appointment as our independent registered public accountant for the fiscal year ending December 31, 2008. As a result, the client-auditor relationship between the Company and HAW ended. Prior to receiving HAW’s notification, the members of the Audit Committee had not approved a decision to reappoint HAW. The audit committee had been considering the possibility of engaging other independent registered public accounting firms, to explore reductions in the audit cost structure.

During the period HAW was retained as our independent registered public accounting firm, its audit reports on the financial statements of the Company including those for fiscal year ended December 31, 2007 and any subsequent interim period through the date the relationship with HAW ended, did not contained an adverse opinion or disclaimer of opinion, nor were any such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the period of our engagement of HAW, there were no reportable events as defined in Item 304(a)(1)(v)(A) through (D) of Regulation S-K, no disagreements with HAW on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of HAW, would have caused HAW to make reference to the subject matter in connection with their opinion on our consolidated financial statements for such years.

PROPOSAL 3 —
APPROVAL AND RATIFICATION
OF THE 2010 STOCK INCENTIVE PLAN

Proposal 3 is to approve the Ebix, Inc. 2010 Stock Incentive Plan. The 2010 Stock Incentive Plan is attached as Annex A to this Proxy Statement.

Our compensation philosophy is based on the belief that the Company will achieve its best results if its employees act as, and are rewarded as, business owners. On October 5, 2010, the Board of Directors approved and adopted the 2010 Stock Incentive Plan and, at the Annual Meeting, stockholders will be asked to consider and vote on the approval and adoption of the 2010 Stock Incentive Plan. The Board of Directors believes that the granting of equity-based incentive awards will assist the Company in its efforts to recruit, attract, and retain highly qualified officers, managers, consultants, and staff, and knowledgeable independent directors capable of furthering the success of the Company. Approximately 80% of the Common Shares authorized under the Company’s existing equity-based incentive plans has been granted. The 2010 Stock Incentive Plan will increase the number of Common Shares available for the grant of future equity awards and will provide additional flexibility in formulating incentive compensation packages.

The Board of Directors believes that the ability to award equity-based incentive awards is essential to the success of its growth and expansion activities, and accordingly, approved the 2010 Stock Incentive Plan to increase the number of shares available for issuance under its equity-based incentive plans.

The Board of Directors further believes that the grant of equity-based incentive awards to its current officers, directors, and employees also is critical to the financial well-being of the Company because such grants encourage management and employees to work even harder to meet Ebix’s goals and improve the financial position of the Company and to encourage them to remain with the Company. Furthermore, granting equity-based incentive awards to directors, management and employees tend to align their interests with those of the Company’s stockholders because they will personally benefit from increased prices for the Company’s equity.

Summary of the 2010 Stock Incentive Plan

Administration of the Plan.  The 2010 Stock Incentive Plan shall be administered by the Company’s Compensation Committee (referred to either case as the “Committee”). The Committee has the power and authority, subject to the express provisions of the 2010 Stock Incentive Plan, to, among others, (a) select the employees and directors who will participate in, and receive awards under, the plan, (b) grant awards, (c) determine the type of award to be made (incentive stock option, nonqualified options, stock appreciation rights (“SARs”), restricted stock units (“RSUs”), restricted stock, unrestricted stock, or a combination thereof), (d) set the exercise price of the options and SARs, or purchase price, if any, of RSUs (e) determine the number of shares subject to each such award, and (f) establish the other terms and conditions of such awards. For awards made to directors, the entire Board of Directors must approve the grant.

The Committee also shall have the power to construe the 2010 Stock Incentive Plan, to determine all questions as to eligibility, and to adopt and amend rules and regulations for the administration of the 2010 Stock Incentive Plan. The terms of each award to be granted under the Stock Incentive Plan shall be as determined from time to time by the Committee and shall be set forth in an award agreement in a form approved by the Committee.

Eligibility.  The Committee has the authority to select the employees and directors of the Company and its subsidiaries who may participate and receive awards under the 2010 Stock Incentive Plan. Although all officers, employees, and directors of the Company and its subsidiaries may be designated as participants by the Committee, only employees will be entitled to receive incentive stock options. As of October 6, 2010, the total number of officers, employees, and directors who were eligible to receive awards under the 2010 Stock Incentive Plan was approximately 225 employees and officers and 5 directors.

Shares Available for Awards.  The proposed 2010 Stock Incentive Plan provides that the maximum number of Common Shares that may be available for awards is 5,000,000 shares. The maximum amount of awards that may be for granted to any eligible person during a calendar year for Common Shares shall be 1,000,000.

Types of Awards.  The Committee will have broad discretion under the 2010 Stock Incentive Plan to establish equity-based incentive awards designed to attract and retain key personnel and directors, and to motivate them to maximize stockholder value by more closely aligning their interests with those of the stockholders. The awards may be in the form of incentive stock options, non-qualified stock options, SARs, RSUs, restricted stock, and shares of unrestricted stock. Non-employee directors of the Company are eligible to receive awards under the 2010 Stock Incentive Plan, but they may not be granted incentive stock options. The Committee has the authority to determine the amounts and types of awards, and the terms, conditions, and restrictions applicable to the awards. The specific terms of each award will be set forth in an award agreement with the participant.

Change in Common Shares.  If the Company is a party to any merger or consolidation, purchase, or acquisition of property or stock, or any separation, reorganization or liquidation, the Committee has the power to make arrangements for the substitution of new options for, or the assumption by another corporation of, any unexpired options. If the Committee causes the Company to assume stock options of another party by substituting stock options under the 2010 Stock Incentive Plan for such options, or by merely assuming the obligations of such other party’s stock options, the aggregate number of shares available for issuance under the 2010 Stock Incentive Plan shall be increased to reflect such assumption or substitution.

If by reason of a merger, consolidation, reorganization, recapitalization, reclassification, stock split, reverse stock split, combination of shares, separation, or dividend payable in Common Shares, the outstanding Common Shares are increased or decreased or changed into or been exchanged for a different number or kind of shares or if additional shares or new and different shares are issued in respect of such shares, the Committee will conclusively determine the appropriate adjustment in aggregate maximum number of Common Shares and SARs available for issuance under the 2010 Stock Incentive Plan, the exercise price of outstanding options, and the number and kind of shares as to which outstanding options will be exercisable.

In the event of any of the foregoing transactions, the total number of Common Shares for which options may be granted will be appropriately adjusted by the Committee.

Stock Options

Stock options may be granted alone or with SARs. A stock option may be granted in the form of an incentive stock option or a non-qualified stock option.

Exercise and Purchase Prices.

Stock options granted under the Plan will be required to have an exercise price (“Exercise Price”) per share equal to at least the fair market value of the Common Shares on the date the option is granted but in no event shall the price be less than the par value of the shares. If an incentive stock option is awarded to a person who at the time of the award owns more than 10% of the combined voting power of all classes of the Company’s stock (a “10% Shareholder”), the price per share of the option shall be equal to at least 110% of the fair market value of the Common Shares on the date the option is granted. Fair market value for purposes of the Plan is the closing sales price of the Common Shares as quoted on the Nasdaq National Market, on the date of grant. The closing price of the Common Shares on October 6, 2010 was $23.28. Except in the case of an adjustment related to a corporate transaction, the exercise price of a stock option may not be decreased after the date of grant and no outstanding stock option may be surrendered as consideration for the grant of a new stock option with a lower exercise price unless approved by the Company’s stockholders.

Payment of the Exercise Price.

Payment of the Exercise Price for vested stock options issued under the 2010 Stock Incentive Plan, together with the amount of any tax or excise due in respect of the sale of the Common Shares subject to a stock option, must be made in full upon exercise of an option in whole or in part. The Committee may permit the Exercise Price to be paid (a) in cash or by check, (b) by delivery of, or withholding from the stock option through a cashless exercise, Common Shares (except for restricted stock), (c) in any combination of Common Shares and cash, or (d) in any other form of consideration and method of payment permitted under applicable laws. The Company will not issue a certificate for Common Shares until full payment for such shares has been made and until all legal requirements applicable to the issuance and transfer of such shares have been satisfied. An option holder has none of the rights of a stockholder until shares are deemed issued to him or her.

Stock Appreciation Rights

The 2010 Stock Incentive Plan provides for the award of SARs to participants. SARs may be granted either alone or with stock options. The exercisability, vesting, duration, and other terms and conditions of SARs shall be determined by the Committee. Unless otherwise determined by the Committee, SARs will not be exercisable until at least one year has elapsed from the grant date. Upon the exercise of a SAR which has been granted together with stock options, a participant typically will receive an amount determined by multiplying:

•	the excess of the fair market value of a Common Share on the date preceding the exercise of the SAR over the per share exercise price of the per share exercise price of the Stock Option issued in tandem with the SAR, by
•	the number of Common Shares as to which the SAR relates.

The Committee, however, may issue freestanding SARs subject to different measurements based on Common Share prices on the date of grant and the date of exercise of such SAR. The Committee has the discretion to permit participants to determine whether a SAR is payable in cash, Common Shares, or a combination thereof.

Restricted Stock, RSUs, and Unrestricted Stock Awards

The Committee also has the authority to award restricted stock and RSUs to participants. Further, the Committee has the discretion to establish the purchase price relating to restricted stock awards, RSUs, and unrestricted stock awards, which purchase price may be zero. The restrictions on such awards are determined by the Committee and may include time-based or performance based restrictions. Unless otherwise determined by the Committee, any time-based restriction must be for a minimum of one year. Subject to the sole discretion of the Committee, participants may be given the ability to settle their vested RSUs awards in cash, Common Shares, or a combination thereof. Holders of restricted shares or RSUs will have the right to receive dividends and holders of restricted stock will have voting rights during the restriction period. The Committee also has the discretion under the plan to award unrestricted stock to participants, which stock award will have no vesting requirements and, subject to the payment of the purchase price, if any, will immediately be issued to, and will be owned by, the participant.

Award Term

Stock options granted under the 2010 Stock Incentive Plan generally will vest as set forth in the award agreement as may be determined by the Committee at the time of grant. To the extent that no vesting conditions are stated in the award agreement, the stock options represented thereby shall be fully vested at the time of grant. Stock options generally will terminate at the earliest of: (a) ten years after the date of grant (5 years for incentive stock options awarded to a 10% stockholder), (b) one year after termination of employment due to death or disability, (c) three months after termination of employment due to reasons other than death or disability or termination, (d) immediately due to an involuntary termination of employment for “cause” (as determined by the Board of Directors), or (e) three months after termination of service of a non-employee director by resignation or three months after the annual meeting date where the non-employee has refused to run for reelection after being offered nomination for such reelection The Committee, in its sole discretion, may require termination at such earlier or later date as it may determine. To the extent that the Committee should permit the exercise of an incentive stock option at a later date than set forth above, such option will be disqualified as an incentive stock option if exercised after the time periods indicated above.

Restricted stock awards generally will include a vesting period to be determined by the Committee and shares not vested prior to termination of service will be forfeited to the Company. Until forfeited, holders of restricted stock are entitled to dividend and voting rights as holders of the Common Shares. Similarly, RSUs generally will not be payable until established restrictions have lapsed and/or vesting periods and other conditions have been satisfied. If a participant’s employment or service with the Company is terminated prior to the RSU becoming payable in accordance with its terms, it shall lapse. The Committee may require that the stock certificates evidencing such shares of restricted stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any restricted stock award, the Participant shall deliver a duly signed stock power, endorsed in blank, relating to the restricted stock covered by such award. During the period of time that the RSU is outstanding but is not yet payable, the holder of the RSU is entitled to dividend rights as holder of the underlying Common Shares, but will not be entitled to voting rights.

Transfer Restrictions

An option is exercisable only by the option holder during his or her lifetime, and no option or right or interest in an option is assignable or transferable by the holder except by will or the laws of descent and distribution. Similarly, restricted stock may not be assigned or transferred by the holder of restricted stock until all restrictions have elapsed. Under no event may RSUs or SARs be transferred.

Change in Control

Upon the occurrence of a “change of control,” as defined by the 2010 Stock Incentive Plan, all outstanding stock options shall become fully vested and exercisable, and all conditions or restrictions relating to any award issued under the 2010 Stock Incentive Plan shall be accelerated or released.

Indemnity

Neither the Board of Directors nor the Committee shall be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their responsibilities under the 2010 Stock Incentive Plan. The Company has agreed to indemnify the Board of Directors and members of the Committee, in respect of any claim, loss, damage, or expense (including counsel fees) arising from any such act, omission, interpretation, construction, or determination to the fullest extent permitted by law.

Amendment, Modification, or Termination of the 2010 Stock Incentive Plan

The Committee may at any time amend, modify, suspend, or terminate the 2010 Stock Incentive Plan (as provided by Article X thereof). No amendment, modification, suspension, or termination of the 2010 Stock Incentive Plan, except as described herein, may adversely affect the rights of an option holder of an award under this plan without his or her consent.

Code Section 409A.  The 2010 Stock Incentive Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described below in “Federal Tax Consequences” could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights that comply with the terms of the 2010 Stock Incentive Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and deferred stock units granted under the 2010 Stock Incentive Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption under the regulations. If not exempt, such awards must be designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

Claw Back of Awards.  The 2010 Stock Incentive Plan contains a claw back provision relating to awards granted under it. Under this claw back provision, if the Company’s financial statements are required to be restated, the Committee may, in its discretion, based on the facts and circumstances surrounding the restatement, direct that the Company recover all or a portion of an equity award from one or more participants with respect to any fiscal year in which our financial results are negatively affected by such restatement. To do this, the Company may pursue various ways to recover from one or more participants: (i) seek repayment; (ii) reduce the amount that would otherwise be payable under another Company benefit plan; or (iii) take any combination of these actions. Under new Section 10D to the Exchange Act, the SEC is required to adopt rules directing national securities exchanges and national securities associations to prohibit the listing of any security of company that fail to adopt and implement a policy that, among other things, provides: that in the event of a financial restatement due to material non-compliance with applicable financial reporting requirements, to recoup incentive-based compensation from current or former executive officers that was paid on the basis of erroneous data during the three-year period preceding the restatement. The amount required to be recovered under any such claw back policy is the excess of what would have been paid under the restated results. These claw back provisions of any such policy must apply to such individuals regardless of whether they were involved in misconduct which led to the restatement. The 2010 Stock Incentive Plan is subject to Section 10D of the Exchange Act, and the Committee will abide by the rules promulgated thereunder by the SEC.

Term of the 2010 Stock Incentive Plan

Unless sooner terminated under Article X of the 2010 Stock Incentive Plan, it will terminate on the tenth anniversary from its effective date, and no awards may be granted under the 2010 Stock Incentive Plan after such date. Termination will not affect the validity of any awards granted prior to the date of termination.

The foregoing description of the contents of the 2010 Stock Incentive Plan is only a summary of the 2010 Stock Incentive Plan and is qualified in its entirety by reference to the text of the 2010 Stock Incentive Plan which is set forth as Appendix A to this Proxy Statement and is incorporated herein by reference.

Plan Benefits

Future benefits under the 2010 Stock Incentive Plan are not currently determinable. Although the Company anticipates that awards will be made to officers, employees and, possibly, non-employee directors under the 2010 Stock Incentive Plan, no specific determinations have been made at this time regarding the timing, the recipients, or the size, type or other terms of individual awards.

Federal Tax Consequences

The federal income tax consequences to a participant and the Company will vary depending on the type of award granted under the 2010 Stock Incentive Plan. Generally there are no federal income tax consequences to the recipient or the Company upon the grant or exercise of “incentive stock options” qualifying under Section 422 of the Internal Revenue Code (the “Code”). Incentive stock options may be granted only to employees of the Company and its subsidiaries. The aggregate market value (determined as of the date of grant) of the Common Shares with respect to which a single participant may first exercise incentive stock options granted under the Plan or any other Company Stock Incentive Plan is limited to $100,000 per calendar year. If the participant holds the shares purchased through the exercise of an incentive stock option for more than one year after the exercise date and two years after the option was granted (the “holding period”), any gain realized at the time of sale of such shares will constitute long-term capital gain to the participant. The Company will not receive an income tax deduction in the event the participant disposes of the shares after completion of the holding period. If, however, the participant sells the shares before the expiration of the holding period, the participant will recognize ordinary income on the date of sale equal to the difference between the exercise price and the fair market value of the Common Shares on the exercise date. The balance of the participant’s gain, if any, will be subject to capital gains treatment. The Company will receive an income tax deduction in the same amount and at the same time as the participant recognizes ordinary income.

Under existing laws and regulations, the grant of a nonqualified stock option or a SAR (which may be granted to employees and non-employee directors), will not result in taxable income to the participant or provide deductions to the Company so long as the exercise price is no less than the fair market value of the Common Shares on the date of grant. Under the terms of the 2010 Stock Incentive Plan, all stock options and SAR grants will have an exercise price which is no less than the fair market value of the Common Shares on the date of grant. However, the exercise of nonqualified stock options results in taxable income to the holder, and the Company generally is entitled to a corresponding deduction. A participant will be deemed to have received taxable income at ordinary income tax rates upon exercise of a nonqualified stock option in an amount equal to the difference between the exercise price and the fair market value of the Common Shares on the date of exercise. The amount of such taxable income will be a tax deductible expense to the Company. Upon the subsequent sale of such shares by the participant, any appreciation or depreciation in the value of the shares after the exercise date will be treated as a capital gain or a loss. Upon the exercise of a SAR, the participant will be taxed at ordinary income tax rates on the amount of cash and fair market value of the shares received, and the Company generally will be entitled to a corresponding deduction.

With respect to restricted stock and RSUs which are subject to “substantial risk of forfeiture” within the meaning of Sections 83 and 409A of the Code, a participant generally will not realize income on the date of grant and the Company will not be entitled to a deduction at that time. Generally, an agreement not to compete constitutes a substantial risk of forfeiture under Section 83, but it will not constitute a substantial risk of forfeiture under Section 409A. The participant will realize ordinary income in an amount equal to the fair market value of the awarded shares at the time the restrictions lapse on such restricted shares or RSU’s, and the Company will be entitled to a corresponding income tax deduction. Any awards that are not subject to a substantial risk of forfeiture under Section 83 will be taxed at the time of grant. Dividends paid to participants prior to lapse of restrictions will be taxed as ordinary income to the participants and deductible as such by the Company. Likewise, participants of unrestricted stock awards will recognize ordinary income at the time of grant in an amount equal to the fair market value of the awarded shares on the grant date, and the Company will be entitled to a corresponding income tax deduction.

An employee may elect to be taxed at ordinary income tax rates on the full fair market value of the restricted stock and RSUs at the time of grant. If the holder of restricted stock makes such an election, the basis of the shares so acquired will be equal to fair market value at the time of grant, no tax will be payable upon the subsequent lapse or release of the restrictions, and any gain or loss upon disposition will be a capital gain or loss. If the holder of RSUs makes such an election, the basis of the RSU will be equal to fair market value of the underlying shares at the time of grant. Upon the subsequent lapse or release of the restrictions of the RSUs, the holder of the RSU will have a capital gain (or, possibly, a capital loss in the case of a cash settlement) equal to the difference between the holder’s basis in the RSUs and the fair market value of the underlying shares or the cash received. If the RSUs are settled in Common Shares, the Common Shares received will have a basis equal to the greater of the RSU basis relating to such shares or the fair market value on the date of settlement

Reason for Stockholder Approval of the 2010 Stock Incentive Plan

Stockholder approval of the 2010 Stock Incentive Plan is required by Nasdaq rules and the Code. Nasdaq rules require companies whose shares are quoted on the Nasdaq Stock Markets to obtain stockholder approval of stock plans for directors, officers, and key employees. The Code requires approval of the 2010 Stock Incentive Plan to permit options granted to qualify as incentive stock options to the extent so designed.

Recommendation

The Board of Directors believes that approval and ratification of the 2010 Stock Incentive Plan is advisable and in the best interests of the Company and our stockholders. ACCORDINGLY, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL AND ADOPTION OF THE 2010 STOCK INCENTIVE PLAN.

Approval of the Plan

In order to satisfy both Delaware law and applicable Nasdaq Marketplace Rule requirements, the approval and adoption of the 2010 Stock Incentive Plan requires that a majority of the votes cast at the Annual Meeting vote in favor of the plan, assuming a quorum is present.

INFORMATION CONCERNING THE BOARD OF DIRECTORS AND
THE CORPORATE GOVERNANCE OF THE COMPANY

Generally

Our business is managed by the Company’s employees under the direction and oversight of the Board of Directors. Except for Mr. Raina, none of our current Board members is an employee of the Company. We keep Board members informed of our business through discussions with management, materials we provide to them, visits to our offices, and facilities, and their participation in Board and Board committee meetings. The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nominating Committee. The Board limits membership of the Audit Committee, Compensation Committee, and the Corporate Governance and Nominating Committee to independent, non-management directors. The principal responsibilities of these committees are described below.

Corporate Governance Practices and Policies

Our Board of Directors has been carefully following the corporate governance developments that have been taking place as a result of the adoption of the Sarbanes-Oxley Act of 2002, the rules adopted thereunder by the Securities and Exchange Commission (SEC), new Nasdaq Marketplace listing standards and other corporate governance recommendations. In October 2004, our Board designated a new committee, the Corporate Governance and Nominating Committee, and also adopted new charters for the Audit Committee and the Compensation Committee, as well as our Corporate Governance Guidelines.

Our Corporate Governance Guidelines address, among other things, the Board’s composition, qualifications and responsibilities, director education and stockholder communication with directors. These Corporate Governance Guidelines provide that directors are expected to attend our annual meeting of stockholders.

Our Board of Directors also has adopted a Code of Ethics for Senior Financial Officers, which is applicable to our Chief Executive Officer, Chief Financial Officer, Corporate Controller and any other persons designated as senior financial officers. Our Board of Directors also has adopted a Code of Conduct, articulating standards of business and professional ethics, which is applicable to all of our directors, officers and employees.

These documents are reviewed annually and amended as necessary or appropriate in response to changing regulatory requirements and evolving best practices. These documents, as well as other documents relating to corporate governance at Ebix, are available in the corporate governance section of our website, www.ebix.com. You may also obtain copies of these materials, free of charge, by sending a written request to Ebix, Inc. at Five Concourse Parkway, Suite 114 in Atlanta, GA, Attn: Investor Relations.

Audit Committee

The Audit Committee exercises oversight responsibility regarding the quality and integrity of our auditing and financial reporting practices and our internal controls. In discharging this responsibility, the Audit Committee, among other things, holds the authority the independent registered public accounting firm, to pre-approve the audit and any non-audit services to be provided by the auditors and reviews the results and scope of the annual audit performed by the auditors. The Audit Committee currently consists of Messrs. Bhalla (Chairman), Keller and Benz. After reviewing the qualifications of the current members of the committee, and any relationships they may have with the Company that might affect their independence from the Company, our Board of Directors has determined that: (1) all current members of the Audit Committee are “independent” as that concept is defined in Section 10A of the Securities Exchange Act of 1934, (2) all current members of the Audit Committee are “independent” as that concept is defined in the NASDAQ listing standards, (3) all current members of the Audit Committee are financially literate, and (4) Mr. Bhalla qualifies as an “audit committee financial expert” as defined under SEC rules promulgated under the Sarbanes-Oxley Act of 2002. The Audit Committee met four times during 2009. The Audit Committee exercises its authority pursuant to a written charter that was adopted in October 2004 and is attached to this proxy statement as Exhibit A.

Compensation Committee

The Compensation Committee is responsible for approving compensation of officers and directors and administration of our various employee benefit plans. The Compensation Committee operates pursuant to a written charter that is posted on our website at www.ebix.com. The Compensation Committee currently consists of Messrs. Benz and Keller (Chairman), each of whom is “independent” as that concept is defined in the NASDAQ listing standards. The Compensation Committee met four times during 2009. The Compensation Committee does not delegate its authority to Management; nor has it used compensation consulting firms in the past. The Compensation Committee exercises its authority pursuant to a written charter that was adopted in October 2004 and attached to this proxy statement as Exhibit B.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee (“Governance Committee”) has responsibility for recommending to the Board of Directors the persons to be nominated for election as directors by stockholders and recommending the persons to be elected by the Board of Directors to fill any vacancies. It also makes recommendations to the Board of Directors concerning the qualifications of members of the Board of Director’s committees, committee member appointment and removal and appointment of committee chairs. In addition, the Governance Committee considers matters of corporate governance generally and reviews and recommends to the Board of Directors, periodically, our Corporate Governance Guidelines. The Governance Committee currently consists of Messrs. Eckert (Chairman) and Herter, each of whom is “independent” as that concept is defined in the NASD listing standards. The Corporate Governance and Nominating Committee met one time in 2009. See “Director Qualifications” and “Our Director Nominating Process” below.

The following table lists our four board committees, the directors who served on them as of the end of 2009 and the number of committee meetings held in 2009.

Director Qualifications

The Board seeks members from diverse personal and professional backgrounds who combine a broad spectrum of experience and expertise. At a minimum, directors should also have an inquisitive and objective perspective, practical wisdom and mature judgment. Directors should also possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interest of the stockholders. While the company’s Corporate Governance Guidelines do not prescribe specific diversity standards, as a matter of practice, our Corporate Governance and Nominating Committee takes into account the personal characteristics (e.g., gender, ethnicity and age) and experience (e.g., industry, professional and public service) of current and prospective directors to facilitate Board deliberations that reflect a broad range of perspectives.

In evaluating a director candidate, it is preferable that directors possess a considerable amount of business management (such as experience as a chief executive officer or chief financial officer) and educational experience. However, the Corporate Governance and Nominating Committee also considers other factors that are in the best interests of the Company and its stockholders, including: the knowledge, experience, candor, integrity and judgment of each candidate; the alignment of the candidates’ knowledge and experience, both individually and as a group, with the needs of the business; the potential contribution of each candidate to the diversity of backgrounds, experience and competencies which the Board desires to have represented; each candidate’s ability to devote sufficient time and effort to his or her duties as a director; independence and willingness to consider all strategic proposals; and any other criteria established by the Board and any core competencies or technical expertise necessary to staff Board committees. In addition, the Corporate Governance and Nominating Committee assesses whether a candidate possesses the integrity, judgment, knowledge, experience, skills and expertise that are likely to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties. Although the Company does not have a formal policy with respect to diversity, the Corporate Governance and Nominating Committee and the Board of Directors as a whole believe that diversity, including gender, race and national origin, education, professional experience, and differences of viewpoints and skills is an important consideration when screening and evaluating candidates for nomination to the Board of Directors. The Corporate Governance and Nominating Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees and continuing directors.

The Corporate Governance and Nominating Committee believes that it is important that the Board members have complementary skills that together can best guide the Company to a successful future. In considering whether the nominees meet the requirements necessary to enable the Board to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Corporate Governance and Nominating Committee and the Board focused on the information provided in the directors’ individual biographies set forth below, as well as their personal knowledge and experience in having worked with one another as members of the Board of Directors. Each nominee brings a strong and unique background and set of skills to the Board, giving the Board as a whole competence and experience in a wide variety of areas. Certain individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are also described in the following paragraphs.

The information provided above in Proposal 1 presents information as of the date of this proxy statement about each nominee and continuing director. The information presented includes the names of each of the nominees and continuing directors, along with his or her age, all positions held with the Company, term of office as a director, principal occupations or employment for the past five years or more, involvement in certain legal proceedings, if applicable, and the name of all other publicly-held companies of which he or she currently serves as a director or has served as a director during the past five years. In addition, the information presented below also includes a description of the specific experience, qualifications, attributes and skills of each nominee and continuing director that led our Nominating Committee to conclude that he or she should serve as a director of the Company for the ensuing term

Our Director Nominations Process

Directors may be nominated by the Board of Directors or by stockholders in accordance with our By-Laws. While the Corporate Governance and Nominating Committee may retain a third party to assist in the nomination process, it has not done so to date.

Stockholders who wish to submit nominees for election at an annual or special meeting of stockholders should follow the procedure generally described in Requirements, Including Deadlines, For Submission Of Proxy Proposals, Nomination Of Directors And Other Business Of Stockholders on page 36 of this proxy statement and more particularly, in the Company’s Code of Regulations. The Board of Directors applies the same standards in considering candidates submitted by stockholders as it does in evaluating candidates submitted by members of the board of directors. The Board does not have a separate policy with regard to the consideration of candidates recommended by stockholders other than the process provided in the nominating resolution.

Name	Audit	Compensation	Corporate Governance and Nominating
Mr. Bhalla	C
Mr. Benz	•	•
Mr. Eckert			C
Mr. Herter			•
Mr. Keller	•	C
Mr. Raina*
2009 Meetings	4	4	1

C = Chair

•   = Member

* = Executive Officer/Director

The Board of Directors held five meetings during 2009. All of these meetings were conducted via teleconference. All directors attended at least 75% or more of the meetings.

Stockholder Communications

The Board of Directors has provided a means by which stockholders may send communications to the Board or to individual members of the Board. Such communications, whether by letter, e-mail or telephone, should be directed to the Corporate Compliance Officer of the Company who will forward them to the intended recipients. However, unsolicited advertisements or invitations to conferences or promotional material, in the discretion of the Corporate Compliance Officer or his designee, may not be forwarded to the directors.

If a stockholder wishes to communicate to the Chairman of the Audit Committee about a concern relating to the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Chairman of the Audit Committee in care of the Company’s Corporate Compliance Officer at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern likewise should be submitted in writing to the Chairman of the Audit Committee in care of the Company’s Corporate Compliance Officer at the Company’s headquarters address. If the shareholder is unsure as to which category his or her concern relates, he or she may communicate it to any one of the independent directors in care of the Company’s Secretary. The Company’s “whistleblower” policy prohibits the Company or any of its employees from retaliating or taking any adverse action against anyone for raising a concern. If a shareholder or employee nonetheless prefers to raise his or her concern in a confidential or anonymous manner, the concern may be directed to the Corporate Compliance Officer at the Company’s headquarters or by telephone at (678) 281-2028.

The Board’s Role in Risk Oversight

Our management is responsible for the management and assessment of risk related to Ebix’s and its operations, including communication of the most material risks to the Board and its committees. It is the Board’s responsibility to oversee management in these efforts. In exercising its oversight, the Board of Directors has allocated some areas of focus to its committees and has retained areas of focus for itself. The Board has primary responsibility for oversight of the company’s strategic, operational, legal and regulatory and reputational risks. Our Audit Committee has primary responsibility for Ebix’s major financial risk exposures and the steps management has taken to monitor and control such exposures. The Compensation Committee is responsible for periodically reviewing incentive compensation arrangements to confirm that the design of incentive pay does not encourage unnecessary risk taking. In fulfilling these duties, each of the Board and committees receives regular reports from members of senior management on areas of material risk to the company. We believe our current Board leadership structure is appropriate and helps ensure proper risk oversight for Ebix.

Board Leadership Structure

Robin Raina serves as both the Chief Executive Officer as well as Chairman of the Board of Directors of Ebix. We combine this traditional leadership structure with a board structure in which Mr. Raina is the only non-independent director. The Board believes its members have no reticence about forcefully expressing their views while at the same time fully and fairly considering the views of their fellow directors, and that the members of the board have the experience and ability to critically evaluate the performance of our CEO and chairman and in implementing the strategic, as well as day to day, goals of the company. Although the board periodically evaluates alternative board governance models and refinements to the existing structure, it believes, after assessing the current service of the company’s CEO and chairman and the current composition of the board, that the current board leadership structure is appropriate for the company.

Director Independence

We require that a majority of the Board of Directors consist of independent, non-management directors, who also meet the criteria for independence required by the NASD Marketplace Rules. Under such rules, a director is independent if he or she does not have a material relationship with the Company. Our Board annually evaluates each member’s independence status.

The Board of Directors has determined that as of September 27, 2010, five (5) of the Company’s six (6) incumbent directors are independent, including under NASD Marketplace Rules: Messrs. Bhalla, Keller, Benz, Eckert and Herter. Mr. Raina as management director, participate in the Board’s activities and provide valuable insights and advice.

Non-management directors have access to individual members of management or to other employees of the Company on a confidential basis. Directors also have access to Company records and files and directors may contact other directors without informing Company management of the purpose or even the fact of such contact.

Director Compensation

Following each Annual Meeting of our stockholders, non-employee members of the board of directors are typically granted an option to purchase 27,000 shares of common stock at an exercise price per share of 100% of the fair market value for each share of common stock on the date of the grant.

On December 4, 2009, the board of directors granted to each non-employee director 27,000 stock options of which one-fourth will vest during 2010, and the remaining options will vest ratably each quarter in the years 2011, 2012 and 2013. Such grants were made pursuant to board’s policy set forth on November 11, 2007. Each non-employee director received an annual cash retainer of $14,000 during 2009. Mr. Keller and Benz received $5,000 following the annual meeting of stockholders on October 30, 2009 for serving on both the Audit and Compensation Committees. The Audit Committee Chairman, Mr. Bhalla received cash compensation of $5,000 following the October 30, 2009 meeting.

On November 11, 2007, the board of directors met and decided to double the amount of options granted to each non-employee director it to 27,000 stock options after each annual meeting of stockholders. During 2007, however, no stock options or restricted stock were granted to any non-employee director. On February 8, 2008, the board of directors granted to each non-employee director 27,000 stock options. Such grants were made pursuant to board’s policy set forth on November 11, 2007. Each non-employee director received an annual cash retainer of $14,000 during 2007. Mr. Keller and Benz received $5,000 following the annual meeting of stockholders on November 15, 2007 for serving on both the Audit and Compensation Committees. The Audit Committee Chairman, Mr. Bhalla received cash compensation of $5,000 following the November 15, 2007 meeting.

Director Compensation Chart

Director Compensation

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Pavan Bhalla	$19,000	None	$43,094	None	None	None	$62,094
Hans Ueli Keller	$19,000	None	$43,094	None	None	None	$62,094
Hans U. Benz	$19,000	None	$43,094	None	None	None	$62,094
Neil D. Eckert	$14,000	None	$43,094	None	None	None	$57,094
Rolf Herter	$14,000	None	$43,094	None	None	None	$57,094

(1)	Amounts reflect the dollar amount recognized for financial statement reporting purposes for the fiscal year ended December 31, 2009, in accordance with FASB ASC Topic 718 and thus may include amounts from awards granted prior to 2009.

The following table lists below the aggregate number of outstanding options held by each director as of December 31, 2009:

Aggregate Stock Option Awards at Year End
Pavan Bhalla	138,375
Hans Ueli Keller	122,850
Hans U. Benz	81,000
Neil D. Eckert	108,000
Rolf Herter	108,000

EXECUTIVE OFFICERS

We have two executive officers, Robin Raina and Robert F. Kerris. Information as to Mr. Raina is provided above.

ROBERT F. KERRIS, 56, joined the Company as Chief Financial Officer and Corporate Secretary on October 22, 2007. Prior to joining the Company, Mr. Kerris was Chief Financial Officer at Aelera Corporation. He held this position from May 2006 to October 2007. Previously he was a Financial Vice President at Equifax, Inc. from November 2003 to April 2006, Corporate Controller at Interland, Inc. from September 2002 to October 2003 and held senior financial management positions at AT&T, BellSouth, and Northern Telecom. Mr. Kerris is a licensed certified public accountant and holds an accounting and economics degree from North Carolina State University.

EXECUTIVE COMPENSATION

Compensation Disclosure and Analysis

Objectives and Goals

The objectives of the committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Company, thereby contributing to long-term stockholder value.

•  Simplicity.  The committee believes that a compensation package with three major elements of compensation is the simplest approach consistent with the Company’s goals. The Company generally does not utilize special personal perquisites such as private jets, payment of country club dues, Company-furnished motor vehicles, permanent lodging or defrayment of the cost of personal entertainment.

•  Internal Equity.  Internal equity has generally been evaluated based on an assessment of the relative contributions of the members of the management team. In 2009, the committee did not undertake any formal audit or similar analysis of compensation equity with respect to either the CEO relative to the other members of the management team or with respect to the management team relative to the Company’s employees generally. However, the committee believes that the relative difference between CEO compensation and the compensation of the Company’s other executives is consistent with such differences found in the Company’s insurance services peer group and the market for executive level personnel for public companies of similar size.

•  External Competitiveness.  The committee believes it is important to management retention and morale that compensation be competitive with our competitors. As a part of that exercise, the committee hired an outside compensation consultant to review the competitive landscape and to establish transparent criterion for CEO compensation. Based on the consultant’s report and the contributions provided by individual board members, based on their business experiences, the compensation committee established a transparent plan for CEO compensation. The plan was unanimously adopted by the board of directors.

Major Compensation Components

The principal components of compensation for our executive officers are base salary, short-term incentives, generally in the form of cash bonus programs, and long-term incentives, generally in the form of equity-based awards such as stock awards. We believe the Company’s goals are best met by utilizing an approach to compensation with these three distinct elements.

•  Base Salaries.  The Company’s base salaries are intended to be consistent with the committee’s understanding of competitive practices, levels of executive responsibility, qualifications necessary for the particular executive position, and the expertise and experience of the executive officer. Salary adjustments reflect the committee’s belief as to competitive trends, the performance of the individual and, to some extent, the overall financial condition of the Company.

Base salaries for our executive officers are established based on the scope of their responsibilities, prior relevant background, professional experience, and technical training. Also in this regard, the compensation committee takes into account competitive market compensation paid by the companies represented in the compensation data it reviews for similar positions, and the overall market demand for such executives. Although the Company considered the same factors in establishing the base salaries of each of its executive officers, due to the different levels of roles played by each executive, the base salaries are justifiably substantially different.

•  Short-Term Incentives.  The short-term incentive for an executive is the opportunity to earn an annual cash bonus. The committee has concluded that bonus payments should be primarily based on the achievement of specific predetermined profit and expense control targets while a smaller portion should be discretionary based on the committee’s evaluation of an executive’s individual performance in specific qualitative areas.

The compensation committee determined that the Company’s shareholders’ interests are best served by retaining the Chief Executive Officer and Chief Financial Officer on a performance based package with no guaranteed bonus arrangements, while linking the bonus to growth in net income, diluted earnings per share, revenues, recurring revenue streams, and operating cash flows. Specifically, the Company’s Chief Executive Officer and Chief Financial Officer receives annual performance bonuses measured as a percentage of pretax income because the compensation committee believes that pretax net income is not only the hallmark of sound, profitable growth looked to by investors, but also generates the cash that fuels the Company’s internal product development and diversification initiatives. While the cash bonus formula for the executive officers focuses essentially on pretax net income, it also takes into account growth in top line revenue, strengthening of the Company’s cash reserves, growth in the Company’s recurring revenue streams, reduction in customer attrition rates, retention and strengthening of the senior management team, product and geographic diversification, and a strong internal control structure that ensure the highest level of integrity.

Short-term incentive compensation is generally based on three performance criteria: (a) profitability, (b) revenue growth, and (c) other specific performance criteria. Under the short-term incentive plan for the fiscal year ended December 31, 2009, an incentive bonus of $1,300,000 was awarded to Robin Raina, and a $45,000 bonus was paid to Robert Kerris.

Potential bonuses, as a percentage of base salary, were higher for our principal executive officer and principal financial officer, reflecting their greater responsibility for and greater ability to influence the achievement of targets.

The following table sets forth for each named executive officer, the bonus percentage potentially attributable to performance targets and the percentage attributable to the committee’s discretion. The committee has the authority to adjust, waive or reset targets.

The following chart sets forth information regarding the actual annual cash incentive awards made to Robin Raina and Robert Kerris, the Company’s named executive officers.

Short Term Incentive Plan Participant (Name and Position)	Award Percentage Subject to Objective/ Subjective Criteria (%)	Target Incentive Award as a Percentage of Base Salary (%)	Actual Annual Incentive Award ($)	Actual Annual Incentive Award as a Percentage of Target (%)	Actual Incentive Award as a Percentage of Base Salary (%)
Robin Raina, Chairman of the Board and Chief Executive Officer	100/-	163%	1,300,000	100%	163%
Robert F. Kerris, Chief Financial Officer and Corporate Secretary	100/-	33%	45,000	100%	33%

•  Long-Term Incentives.  While salary and short-term incentives are primarily designed to compensate current and past performance, the primary goal of the long-term incentive compensation program is to directly link management compensation with the long-term interests of the stockholders.

Nevertheless, the compensation committee in consultation with the entire Board of Directors, determined that it would be preferable to give cash instead of options or meaningful numbers of restricted stock grants to the executives in order to restrict variable expenses and to limit dilution of company stock. Accordingly, the executives have not been given any new options in 2009 and have been given modest restricted stock in 2009.

•  Types of Equity Awards and Criteria for Award Type Selection.  Prior to 2005, we relied heavily on stock options to provide incentive compensation to our executive officers and other key employees and to align their interests with those of our stockholders. Based on changes in U.S. accounting rules and a general trend toward increased use of restricted stock and decreased use of stock options, the committee has increased the number of awards using restricted stock and decreased the number utilizing stock options. For the immediate future, we intend to rely primarily on restricted stock grants to provide long-term incentive compensation to our officers and key employees, without excluding the possibility of continuing to also grant stock options as a form of incentive compensation.

•  Vesting and Holding Periods for Equity Incentive Compensation.  As a means to encourage long term thinking and encourage continued employment with us, the Company’s equity awards are usually subject to a multi-year vesting period. Historically, our grants of stock options and restricted stock have vested over a three year period and the committee anticipates that future awards will continue to be subject to multi-year vesting, most likely for similar three year periods. Historically, the Company has not imposed minimum equity ownership requirements for equity compensation awarded to its executive officers, nor has it required any continued ownership of the securities issued pursuant to such awards after vesting. The committee is still evaluating whether such a policy of minimum stock ownership levels or award retention should be implemented and the potential parameters for any award retention policy. It is anticipated that any such policy would provide for sales in the event of hardship and sales sufficient to generate sufficient income to pay taxes in connection with the award or other awards. The Committee does not anticipate making any determination on whether to implement any such policies or the scope of any such policies before the summer of 2009.

The compensation committee does not use a specific formula to calculate the number of stock options or restricted share awards to its executives nor does the compensation committee explicitly set potential future award levels. In determining the specific amounts to be granted to each executive, the compensation committee takes into account factors such as the executive’s position, his or her contribution to the Company’s performance, and the overall package of cash and equity compensation for the executive.

Peer Group Analysis

The compensation committee of the Company’s board of directors oversees and reviews the Company’s executive compensation practices and is responsible for ensuring that the compensation of the executive officers of the Company is aligned with and supports the Company’s growth objectives. The components of the Company’s executive compensation include base salaries, discretionary cash bonus incentive awards, long-term equity incentive compensation, and retirement benefits. In this context the Company’s Chief Executive Officer and Chief Financial Officer are referenced as “named executive officers” or “executive officers.”

In 2009, the compensation committee compiled two distinct comparable groups to frame the compensation committee’s deliberations on prospective executive compensation for the Company’s executive officers. One group is a conventionally arranged comparator group that is comprised of a number of companies engaged in insurance and/or finance related activities in the United States market within a range of net revenue and market capitalization that is comparable to Ebix (the “Insurance & Finance Group”). In selecting this group of companies, the Committee focused on the Chief Executive Officer of these companies being either a Founder Chief Executive Officer or a Chief Executive Officer. However, only one such company matched the Company’s net income growth (measured either as one year increases or five year compound annual growth rates (“CAGR”)), five year total shareholder return including reinvestment of dividends (“TSR”), or other relevant measures. Because of the extent of the difference between the

Company’s growth and the performance of these comparable companies, the compensation committee believed it important to review the executive compensation practices at those companies that reflected the growth characteristics of Ebix as nearly as could be determined. Accordingly, the compensation committee also searched public filings for companies beyond just the insurance and finance industry with CAGR, TSR and annual revenues similar to the Company’s as well as those entities having had a Founder CEO who had led a high growth trajectory for these companies (the “Growth Group”). The compensation committee believes that the dual comparator groups approach is appropriate to accurately assess the performance and compensation of the Company’s executive officers. The Insurance and Finance Group provides valuable information for use by the compensation committee concerning companies in the same industry sector. The Growth Group provides valuable information for use by the compensation committee about how the Company compared with other companies with similar performance. Consideration was also given to the differences in size, scope, and complexity between the Company and the various members of the respective comparator groups. Such considerations comprise the judgmental factors that the compensation committee considers and are not based on a specific formula or tied to a comparator group. For the surveys of the comparable groups, the compensation committee considered peers to be companies, using data reported, that met the following criteria:

For the Insurance & Finance Group:

•	Market capitalization ranging from $36 million to $1.5 billion
•	A Chief Executive Officer that is either a Founder CEO or a CEO who is seen as a Founder CEO and/or has led a successful turnaround

For the Growth Group:

•	Annualized two year revenue growth between 20% and 88%
•	Market capitalization ranging between $100 million and $622 million
•	A Chief Executive Officer of these companies that is either a Founder CEO or a CEO who has successfully engineered a high growth trajectory.

The compensation committee determined that the following companies met the criteria for the Insurance & Finance Group:

•	Universal Insurance Holdings
•	Chase Corporation
•	Safety Insurance Group, Inc.
•	First Mercury Financial Corporation
•	Financial Federal Corporation

The compensation committee determined that the following companies met the criteria for the Growth Group:

•	DG Fastchannel
•	Integral Systems
•	Eagle Bulk Shipping
•	Willis Lease
•	Phase Forward
•	Ultimate Software Group
•	Universal Insurance Holdings
•	Netlogic Microsystems
•	American Science & Engineering

With respect to long-term compensation, all of the five comparable companies in the Insurance and Finance Group award time vested options and/or restricted stock from time to time as long-term incentives. The compensation committee, however, in consultation with the entire Board of Directors, determined that it would be preferable to give cash instead of options or meaningful numbers of restricted stock grants to the executives in order to restrict variable expenses and to limit dilution of company stock. Accordingly, the executives have not been given any new options in 2009 and have been given modest restricted stock in 2009.

The compensation committee’s survey of the Insurance and Finance Group indicates that the compensation of the Ebix’s Chief Executive Officer was at or above the 15th percentile for the Insurance and Finance Group. The performance of Ebix, however, for the same period defined the 100% percentile for the Insurance and Finance Group in 1 year net growth, 1 year net margin, 1 year shareholder return, 5 year net income CAGR, 5 year revenue CAGR, and 5 year shareholder return. The compensation committee also noted that the Company’s net margin exceeded the net margin of each other member of the Insurance and Finance Group.

The compensation committee’s survey of the Growth Group indicates that total compensation of the Company’s Chief Executive Officer was slightly above the 20th percentile. The compensation committee’s report indicated that the Company was substantially above the 88th percentile in the measure of annualized revenue growth and substantially above the 100th percentile in the important measure of net margins, profitability, and earnings, with Ebix being the leader in all these categories. The Company’s performance was not exceeded by any member of the Growth Group except in the area of annualized growth where one company had marginally higher growth than Ebix.

Against these groups, the base salary of the Company’s Chief Executive Officer is above the 75th percentile mark. The compensation committee noted that the degree of difference between the Company’s base pay practices for its Chief Executive Officer and those of the officers of other companies in the comparable company groups surveyed is justified when considering the broader range of duties pertaining to Ebix’s Chief Executive Officer.

Equity Awards in 2009

In 2009, no stock options and 14,680 shares of restricted stock were granted to the named executive officers of the Company.

Other Compensation Components

Company executives are eligible to participate in the Company’s health care, insurance and other welfare and employee benefit programs, which are the same for all eligible employees, including Ebix’s executive officers.

Use of Employment and Severance Agreements

In the past, the committee has determined that competitive considerations merit the use of employment contracts or severance agreements for certain members of senior management. Presently, however, no member of senior management is employed under an employment contract.

Recapture and Forfeiture Policies

Historically the Company has not had formal policies with respect to the adjustment or recapture of performance based awards where the financial measures on which such awards are based or to be based are adjusted for changes in reported results such as, but not limited to, instances where the Company’s financial statements are restated. The committee does not believe that repayment should be required where the Plan participant has acted in good faith and the errors are not attributable to the participant’s gross negligence or willful misconduct. In such later situations, the committee believes the Company has or will have available negotiated or legal remedies. However, the committee may elect to take into account factors such as the timing and amount of any financial restatement or adjustment, the amounts of benefits received, and the clarity of accounting requirements lending to any restatement in fixing of future compensation.

Deductibility of Compensation and Related Tax Considerations

As one of the factors in its review of compensation matters, the committee considers the anticipated tax treatment to the Company and to the executives of various payments and benefits.

•  Section 162(m).  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) generally limits to $1 million the amount that a publicly-held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer and the corporation’s four most highly compensated executive officers, other than the chief executive officer. However, “performance-based” compensation is not subject to the $1 million deduction limit. In general, to qualify as performance-based compensation, the following requirements must be satisfied: (i) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more “outside directors,” (ii) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum amount which may be paid to any participant pursuant to any award with respect to any performance period, are approved by a majority of the corporation’s stockholders, and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made.

Although the Company’s stock option plans generally have been structured with the goal of complying with the requirements of Section 162(m), and the compensation committee believes stock options awarded there under should qualify as “performance-based” compensation exempt from limitations on deductibility under Section 162(m), the deductibility of any compensation was not a condition to any compensation decision. The Company does not expect its ability to deduct executive compensation to be limited by operation of Section 162(m). However, due to interpretations and changes in the tax laws, some types of compensation payments and their deductibility depend on the timing of an executive’s vesting or exercise of previously granted rights and other factors beyond the compensation committee’s control which could affect the deductibility of compensation.

The compensation committee will continue to carefully consider the impact of Section 162(m) when designing compensation programs, and in making compensation decisions affecting the Company’s Section 162(m) covered executives. We fully expect the majority of future stock awards will be excludable from the Section 162(m) $1 million limit on deductibility, since vesting of any such awards will likely be tied to performance-based criteria, or be part of compensation packages which are less than $1 million dollars. Nonetheless, the compensation committee believes that in certain circumstances factors other than tax deductibility are more important in determining the forms and levels of executive compensation most appropriate and in the best interests of the Company and its stockholders. Accordingly, it may award compensation in excess of the deductibility limit, with or without requiring a detailed analysis of the estimated tax cost of non-deductible awards to the Company. Given our dynamic and rapidly changing industry and business, as well as the competitive market for outstanding leadership talent, the compensation committee believes it is important to retain the flexibility to design compensation programs consistent with its compensation philosophy for the Company, even if some executive compensation is not fully deductible.

•  Section 280G.  Code Section 280G generally denies a deduction for a significant portion of certain compensatory payments made to corporate officers, certain shareholders and certain highly-compensated employees if the payments are contingent on a change of control of the employer and the aggregate amounts of the payments to the relevant individual exceed a specified relationship to that individual’s average compensation from the employer over the preceding five years. In addition, Code Section 4999 imposes on that individual a 20% excise tax on the same portion of the payments received for which the employer is denied a deduction under Section 280G. In determining whether to approve an obligation to make payments for which Section 280G would deny the Company a deduction or whether to approve an obligation to indemnify (or “gross-up”) an executive against the effects of the Section 4999 excise tax, the committee has adopted an approach similar to that described above with respect to payments which may be subject to the deduction limitations of Section 162(m).

Chief Executive Officer Compensation

The compensation policies described above apply equally to the compensation of the Chief Executive Officer (“CEO”).

Potential Payments for Mr. Raina Upon a Change of Control

In 2009 our independent directors unanimously approved the recommendation of the compensation committee regarding changes to the compensation structure for Mr. Raina. Specifically in this regard, the independent directors unanimously approved the Company’s execution of and entry into the Acquisition Bonus Agreement (the “Agreement”) between the Company and Mr. Raina. The Agreement aligns both the interests of the Company’s stockholders and its Mr. Raina. Considering the continued healthy growth of the Company and the prevailing comparatively low price to earnings multiple of Ebix’s common stock, the Board has evaluated the potential threat of the Company itself being an acquisition target. The Agreement serves in part to allow for stockholder value to be maximized by dissuading a potentially hostile acquisition attempt at an unacceptable price. Also, the Board acknowledges that Mr. Raina’s retention is critical to the future success and growth of Ebix, and as such, the Agreement helps to ensure that Mr. Raina will be appropriately awarded for his contributions prior to any potential acquisition event as well as to further motivate Mr. Raina to maximize the value received by all stockholders of Ebix if the Company were to be acquired.

Under the terms of the Agreement the occurrence of any of the following events shall constitute an “Acquisition Event”: (a) more the 50% of the voting stock of Ebix is sold, transferred, or exchanged; (b) a merger or consolidation of the Company occurs; (c) the sale, exchange, or transfer of substantially all of the Company’s assets; or (d) the Company is acquired or dissolved; provided, however, an Acquisition Event also must qualify as a “change in control” event as such term is defined in Treasury Regulation 1.409A-3. Upon the occurrence of an Acquisition Event, Mr. Raina shall receive from the acquiring company, in cash, an amount that is determined by multiplying the “Share Base” by the “Spread”.

•	“Spread” is calculated by subtracting $7.95 from the Net proceeds per share.
•	“Share Base” shall be the positive number, if any, that is determined when the number of Shares Deemed Held by Executive immediately prior to the Closing Date is subtracted from the number of shares that is 20% of the total shares of common stock outstanding immediately prior to the Closing Date on a fully diluted basis, taking into account the effect of the occurrence of the Liquidation Event on the vesting, conversion or exercise terms of any outstanding securities or other instruments exercisable for, or convertible into, shares of common stock; provided that the difference that is so obtained shall be reduced by the number of shares, if any, sold by Executive after the first public announcement by the Company or any other party of any agreement, arrangement, Agreement, proposal or intent to engage in a transaction which would constitute a Liquidation Event.

The number of Shares Deemed Held by Executive immediately prior to the Closing Date shall equal the number of shares of common stock of the Company then beneficially owned by Executive plus any shares sold by Executive between the signing of this agreement and the Closing date, plus any additional shares issuable to Executive (other than pursuant to this Agreement) immediately prior to or upon the Closing Date upon the exercise of stock options or the conversion of convertible securities, after giving effect to any acceleration of vesting that will occur due to the occurrence of the Liquidation Event.

•	As defined in the Agreement, Net Proceeds shall equal the sum of any cash consideration received for each share of Company common stock plus the Fair Market Value of any securities received or receivable per share of Company common stock held by the stockholders of the Company by virtue of an Acquisition Event.

The “Fair Market Value” of any securities received by Company stockholders shall be determined as follows: (i) if such securities are listed and traded on a national securities exchange (as such term is defined by the Securities Exchange Act of 1934) on the date of determination, the Fair Market Value per share shall be the average of the closing prices of the securities on such national securities exchange, over the twenty trading day period ending three trading days prior to the closing date of an Acquisition Event; (ii) if such securities are traded in the over-the-counter market, the Fair Market Value per share shall be the average of the closing bid and asked prices on the day immediately prior to the closing date of an Acquisition Event; or

(iii) if such securities are not listed on a national securities exchange or, if such securities are traded in the over-the-counter market but there shall be no published closing bid and asked prices available on the date immediately prior to the Closing Date, then the Board shall determine the Fair Market Value of such securities from all relevant available facts, which may include the average of the closing bid and ask prices reflected in the over-the-counter market on a date within a reasonable period either before or after the date of determination, or opinions of independent experts as to value and may take into account any recent sales and purchases of such securities to the extent they are representative.

In the event of a determination by an accounting firm of national standing that any payment or distribution by the Company to or for the benefit of Mr. Raina, whether paid, payable, distributed or distributable pursuant to the Agreement or otherwise would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code of 1986 as amended (or any successor provision) or any interest or penalties with respect to such excise tax, then Mr. Raina shall be entitled to receive an additional payment in an amount such that after the payment by Mr. Raina of all taxes (including any interest or penalties imposed with respect to such taxes), Mr. Raina retains an amount equal to any such tax.

The base price of $7.95 from which any Net Proceeds will be subtracted represents the approximate price per share of the Company’s common stock on March 25, 2009 when the independent members of the Board agreed on the desirability of this type of agreement.

Compensation Committee Interlocks and Insider Participation.

The members of the Compensation Committee, Messrs. Benz and Keller, have never been officers or employees of the Company, nor have they ever been considered insiders of the Company.

Committee Conclusion

Attracting and retaining talented and motivated management and employees is essential to create long-term stockholder value. Offering a competitive, performance-based compensation program with a large equity component helps to achieve this objective by aligning the interests of the Company’s CEO and other executive officers with those of stockholders. The committee believes that Ebix’s 2009 compensation program met these objectives. Likewise, based on our review, the committee finds the total compensation (and, in the case of the severance and change-in-control scenarios, the potential payouts) to the Company’s CEO and other named executive officer in the aggregate to be reasonable and not excessive.

Compensation Committee and Management Review and Authorization

The compensation committee has reviewed the above Compensation Disclosure and Analysis with the Company’s Chief Executive Officer and Chief Financial Officer. Based on a review of this Compensation Disclosure and Analysis report and discussion with the compensation committee, the Company’s Chief Executive Officer and Chief Financial Officer have approved the inclusion of the Compensation Disclosure and Analysis report in this Proxy Statement

Authorization

This report has been submitted by the compensation committee:

Hans U. Benz and Hans Ueli Keller

Executive Compensation and Director Compensation Tables

All references to any amount of stock, restricted stock, or options in the below tables represent the amounts at December 31, 2009 reflect the effect of the Company’s three-for-one stock split on January 4, 2010.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total
Robin Raina, President, Chief Executive Officer and Chairman of the Board	2009	$800,000	$1,300,000	(7)	358,321	(1)	(4)			$9,675	(5)	$2,467,996
	2008	$550,000	$1,900,000		$307,319	(2)		N/A	N/A	$24,450		$2,781,769
	2007	$475,000	$1,050,000		$153,595	(3)				$3,300		$1,681,895
Richard J. Baum, Executive Vice President – Chief Officer and Secretary	2009	$—	$—		$—		(4)			$—		$—
	2008	$—	$—		$—	(4)		N/A	N/A	$—		$—
	2007	$110,000	$—		$—					$—		$110,000
Carl Serger, Senior Vice President – Chief Financial Officer and Secretary	2007	$98,750	$41,250		$—		(4)	N/A	N/A	$—		$142,100
Robert Kerris, Senior Vice President – Chief Financial Officer and Secretary	2009	$135,000	$45,000		$—					$3,025	(6)	$183,025
	2008	$135,000	$30,000		$—			N/A	N/A	$2,250		$167,250
	2007	$25,962	—		$—			N/A	N/A	$—		$25,962

Footnotes

(1)	During March 2009, the Compensation Committee of the Board of Directors of the Company gave final approval to award 44,040 shares of restricted stock to Robin Raina, the Company’s Chairman, Chief Executive Officer and President. This award was made pursuant to the 2006 incentive compensation program (the “2006 Program”) approved by the Company’s Board of Directors. The number of shares of restricted stock issued to Mr. Raina represent approximately 25% of the aggregate of his total salary and cash bonus compensation earned for 2008, divided by the market price of the Company’s stock on March 25, 2009. This is the date that the Compensation Committee of the Board of Directors approved the restricted stock grant. The Company recognized compensation expense of approximately $89,737 related to these shares during the year ended December 31, 2009. The Company recognized a total compensation expense of $358,321 related to all share grants inclusive of the March 25, 2009 grant during the year ended December 31, 2009.
(2)	During March 2008, the Compensation Committee of the Board of Directors of the Company gave final approval to award 48,222 shares of restricted stock to Robin Raina, the Company’s Chairman, Chief Executive Officer and President. This award was made pursuant to the 2006 incentive compensation program (the “2006 Program”) approved by the Company’s Board of Directors. The number of shares of restricted stock issued to Mr. Raina represents approximately 25% of the aggregate of his total salary and cash bonus compensation earned for 2007, divided by the market price of the Company’s stock on March 24, 2008. This is the date that the Compensation Committee of the Board of Directors approved the restricted stock grant. The Company recognized compensation expense of approximately $125,000 related to these shares during the year ended December 31, 2009. The Company recognized a total compensation expense of $307,319 related to all share grants inclusive of the March 24, 2008 grant during the year ended December 31, 2008.
(3)	During May 2007, the Compensation Committee of the Board of Directors of the Company gave final approval to award 76,509 shares of restricted stock to Robin Raina, the Company’s Chairman, Chief Executive Officer and President. Likewise, on November 11, 2007, the Compensation Committee of the Board of Directors of the Company gave final approval to award 22,500 shares of restricted stock to

Mr. Raina. These awards were made pursuant to the 2006 incentive compensation program (the “2006 Program”) approved by the Company’s Board of Directors. These number of shares of restricted stock issued to Mr. Raina represent approximately 23% and 12% of the aggregate of the his total salary and cash bonus compensation earned for 2006 and 2007, respectively, divided by the market price of the Company’s stock on May 9, 2007 and November 11, 2007, respectively. These are the dates that the Compensation Committee of the Board of Directors approved the restricted stock grants. The Company recognized compensation expense of approximately $139,000 related to these shares during the year ended December 31, 2009. The Company recognized a total compensation expense of $153,595 related to all share grants inclusive of the May 9, 2007 and November 11, 2007 grants during the year ended December 31, 2008.
(4)	There was no FASB expense related to executive stock options as all of their options were vested as of December 31, 2005.
(5)	For 2009, the Company made a matching grant pursuant to its 401(k) Plan of $3,675, and paid a conveyance expense of $6,000. For 2008, the Company made a matching grant pursuant to its 401(k) Plan of $3,450 and paid additional dependent medical insurance of $11,000, a partial property tax payment of $4,000 and a conveyance expense of $6,000. For 2007, the Company made a matching grant pursuant to its 401(k) Plan of $3,300.
(6)	For 2009, the Company made a matching grant pursuant to its 401(k) Plan of $3,025. For 2009, the Company made a matching grant pursuant to its 401(k) Plan of $2,250.
(7)	$500,000 of Mr. Raina’s bonus had yet to be paid. as of March 16, 2010. This outstanding bonus pertains to the executive’s performance during the year ending December 31, 2009.

Grants of Plan-Based Award

		Estimated Future Payments Under Non Equity Incentive Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Full Grant Date Fair Value
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Robin Raina, President, Chief Executive Officer and Chairman of the Board	03/25/09	—	—	—	—	—	—	44,040	—	—	$350,000
Carl Serger, Senior Vice President – Chief Financial Officer and Secretary		—	—	—	—	—	—	—	—	—	—
Robert Kerris, Senior Vice President – Chief Financial Officer and Secretary		—	—	—	—	—	—	—	—	—	—

Outstanding Equity Awards at Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Un-exercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robin Raina, President, Chief Executive Officer and Chairman of the Board						109,203	$1,777,824
	990,000	—	—	$.5944	9-16-2013
	1,125,000	—	—	$.6222	8-23-2012
	216,567	—	—	$.7222	2-1-2011
	188,442	—	—	$.7222	2-1-2011
	720,000	—	—	$.7222	2-1-2011
	450,000	—	—	$1.751	4-2-2014
Carl Serger, Senior Vice President – Chief Financial Officer and Secretary	—	—	—	—	—	—	—	—	—
Robert Kerris, Senior Vice President – Chief Financial Officer and Secretary	—	—	—	—	—	—	—	—	—

Footnote

(1)	Robin Raina has been awarded restricted stock grants by the Compensation Committee: (i) a grant of 75,186 shares of Company common stock on February 3, 2006 of which 0 shares were unvested as of December 31, 2009; (ii) a grant of 76,509 shares of Company common stock on May 9, 2007 of which 25,506 shares were unvested as of December 31, 2009; a grant of 22,500 shares of Company common stock on November 11, 2007 of which 7,506 shares were unvested as of December 31, 2009; (iv) a grant of 48,222 shares of Company common stock on March 24, 2008 of which 32,148 were unvested as of December 31, 2009; and a grant of 44,040 shares of which 44,040 were unvested as of December 31, 2009.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Robin Raina, President, Chief Executive Officer and Chairman of the Board	202,500	$1,003,312	74,133	$680,808

Pension Benefits and Nonqualified Deferred Compensation

The Company does not generally offer non-tax qualified pension benefit plans or nonqualified deferred compensation to its officers, and none of its named executive officers currently participate or have participated in any non-tax qualified pension benefit plans or nonqualified deferred compensation plan during the past fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

	Common Stock
Name of Beneficial Owner(1)	Ownership(2)	Percent of Class
Fidelity Management and Research Company(3)	4,059,483	11.6%
Rennes Foundation(4)	3,474,093	9.9%
Whitebox Advisors, LLC(5)	2,702,589	7.7%
EPIC Asset Management Limited(6)	2,000,007	5.7%
BlackRock Institutional Trust Company, N.A.(7)	1,947,422	5.6%
Robin Raina(8)	3,951,198	11.3%
Robin Raina Foundation(15)	118,855	*
Robert F. Kerris(9)	3,108	*
Pavan Bhalla(10)	138,375	*
Hans Ueli Keller(11)	82,350	*
Hans U. Benz(12)	66,970	*
Neil D. Eckert(13)	108,000	*
Rolf Herter(14)	108,000	*
Directors, executive officers and nominees as a group (7 persons)		13.2%

*	Less than 1%.
(1)	The following table sets forth, as of September 27, 2010, the ownership of our Common Stock by each of our directors, by each of our Named Executive Officers (as defined on page 20), by all of our current executive officers and directors as a group, and by all persons known to us to be beneficial owners of more than five percent of our Common Stock. The information set forth in the table as to the current directors, executive officers and principal stockholders is based, except as otherwise indicated, upon information provided to us by such persons. Unless otherwise indicated, each person has sole investment and voting power with respect to the shares shown below as beneficially owned by such person.
(2)	The number of shares beneficially owned reflects the Company’s above-mentioned three-for-one stock split in the form of a stock dividend on January 4, 2010.
(3)	Ownership consists of shares of our common stock beneficially owned by Fidelity Management & Research Company, a wholly-owned subsidiary of FMR LLC (“Fidelity”), in its capacity as an investment advisor. This ownership total is based on the Company’s internal records as the Company has internal information different than that disclosed on Fidelity’s joint Schedule 13G/A dated February 16, 2010, for the period ended December 31, 2009, and prior to our three-for-one stock split in the form of a stock dividend, as filed with the SEC. Fidelity reports that sole dispositive power resides in Edward C. Johnson, III and FMR LLC. The address of Fidelity is 82 Devonshire Street, Boston, Massachusetts 02109.
(4)	The address of the Rennes Foundation is Rätikonerstrasse 13, P.O. Box 125, 9490 Vaduz, Principality of Liechtenstein. The address and information set forth in the table as to this stockholder are based on a Schedule 13G filed by this stockholder on April 2, 2008 and the rights pursuant to that certain convertible note purchased by the Rennes Foundation from the Company on August 25, 2009 prior to our three-for-one stock split in the form of a stock dividend.
(5)	Ownership consists of shares of the Company’s common stock beneficially owned by Whitebox Advisors, LLC, a Delaware limited liability company (“Whitebox”), as an investment adviser and IAM Mini-Fund 14 Limited, a fund managed by Whitebox, as disclosed on its filing on Schedule 13G dated February 16, 2010 for the period ended December 31, 2009, and prior to our three-for-one stock split in the form of a stock dividend as filed with the SEC, less any amounts of convertible debt for which the principal has since been converted to cash.. Whitebox reported that it has shared voting power with respect to 1,145,282 shares and shared investment power as to 1,145,282 shares. The address of Whitebox is 3303 Excelsior Boulevard, Suite 300, Minneapolis, Minnesota 55416.
(6)	Based on the Company’s internal records as the Company cannot access any Schedule 13 filing for this holder.

(7)	Reflects shares beneficially owned by BlackRock, Inc., a Delaware corporation (“BlackRock”) based on Schedule 13G filed with the SEC on January 29, 2010, for the period ended December 31, 2009, and prior to our three-for-one stock split in the form of a stock dividend as filed with the SEC, which indicates that BlackRock acquired these shares in connection with its acquisition of Barclays Global Investors, N.A. and certain of its affiliates and has sole voting and dispositive power with respect to such shares. The address of BlackRock is 40 East 52nd Street, New York, NY 10022.
(8)	Mr. Raina’s ownership includes 198,027 shares of restricted stock as well as options to purchase 3,390,009 shares of our common stock which are exercisable as of March 16, 2010, or that will become exercisable within 60 days after that date. The address of Mr. Raina is 5 Concourse Parkway, Suite 3200, Atlanta, Georgia 30328.
(9)	Mr. Kerris’ ownership includes 3,108 shares of restricted stock which vest over a 3-year period commencing March 26, 2010, with the 1/3 vesting on March 26, 2011 and the remaining award vesting pro rata on quarterly basis starting June 26, 2011.
(10)	Mr. Bhalla’s ownership includes options to purchase 105,165 shares of our common stock which are exercisable as of September 27, 2010, or that will become exercisable within 60 days after that date.
(11)	Mr. Keller’s ownership includes options to purchase 67,140 shares of our common stock which are exercisable as of September 27, 2010, or that will become exercisable within 60 days after that date.
(12)	Mr. Benz’s ownership includes options to purchase 54,915 shares of our common stock which are exercisable as of March 16, 2010, or that will become exercisable within 60 days after that date.
(13)	Mr. Eckert’s ownership includes options to purchase 75,915 shares of our common stock which are exercisable as of September 27, 2010, or that will become exercisable within 60 days after that date.
(14)	Mr. Herter’s ownership includes options to purchase 75,915 shares of our common stock which are exercisable as of September 27, 2010, or that will become exercisable within 60 days after that date.
(15)	Robin Raina Foundation a 501(c) charity ownership includes 156,255 shares which were donated by Robin Raina from vested restricted stock grants previously issued to Mr. Raina by the Company. The Federal Tax ID Number for the foundation is 51-0497387.

REPORT OF AUDIT COMMITTEE

The authority, duties and responsibilities of the Audit Committee of the Board of Directors of the Company are set forth in detail in the written Audit Committee charter, which was adopted by the Board of Directors of the Company and which complies with the applicable Nasdaq Marketplace rules. The Audit Committee has three members, each of whom is independent, under both the applicable rules of the Nasdaq Marketplace Rules as well as the Company’s corporate governance policies. In accordance with section 407 of the Sarbanes-Oxley Act of 2002, Pavan Bhalla has been identified as an “Audit Committee Financial Expert”. The Audit Committee met four times during 2009.

The Audit Committee reviews and assesses the adequacy of its charter on an annual basis. A copy of the Audit Committee charter is attached to this proxy statement as Exhibit A and is available on the Company’s website, www.ebix.com.

The Company’s management is responsible for preparing the Company’s financial statements and has represented to the Committee that the financial statements were prepared in accordance with generally accepted accounting principles. The independent registered public accounting firm is responsible for auditing the financial statements. The Audit Committee is responsible for overseeing the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial reporting process, principles and internal controls as well as preparation of its financial statements. The Company’s independent registered public accounting firm is responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed the Company’s audited financial statements as of and for the year ended December 31, 2009 with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under auditing standards generally accepted in the United States, including those matters set forth in Statement on Auditing Standards No. 61 (Communication with Audit Committees), as currently in effect, and amended by Statement on Auditing Standards No. 89 (Audit Adjustments) and Statement on Auditing Standards No. 90 (Audit Committee Communications). The independent registered public accounting firm has provided to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect and has discussed with the independent registered public accounting firm its independence. The Audit Committee has also considered whether the independent registered public accountants’ provision of non-audit services to the Company is compatible with maintaining the independent registered public accountants’ independence. The Audit Committee has concluded that the independent registered public accountants are independent from the Company and its management.

In addition, the members of the Audit Committee reviewed, and the chairman of the committee discussed with management and CBH the Company’s independent registered public accounting firm), the interim financial information contained in each quarterly earnings release prior to the release of such information to the public.

Pursuant to the requirements of the Sarbanes-Oxley Act of 2002, the terms of the engagement of CBH are subject to the specific pre-approval of the Audit Committee. All audit and permitted non-audit services to be performed by CBH require pre-approval by the Audit Committee in accordance with pre-approved procedures established by the Audit Committee. The procedures require all proposed engagements of CBH for services of any kind to be directed to the Company’s Chief Financial Officer and then submitted for approval to the Audit Committee prior to the beginning of any services.

In fiscal 2009, 100% of the audit fees, audit related fees and tax fees were approved either by the Audit Committee or its designee. The Audit Committee has considered whether the provision of non-audit services by the Company’s independent registered public accounting firm is compatible with maintaining auditor independence and believes that the provision of such services is compatible. Further, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their respective audits.

As a result of the reviews and discussions with management and CBH referred to above, the Audit Committee recommended to the Board of Directors and the Board has approved that the audited financial statements of the Company be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2009, for filing with the Securities and Exchange Commission.

This report has been submitted by the Audit Committee:

Respectfully submitted,
The Members of the Audit Committee
Pavan Bhalla
Hans Ueli Keller
Hans U. Benz

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On January 14, 2008, Ebix was informed by Miller Ray Houser & Stewart, LLP, (“MRHS”) the Company’s independent registered public accounting firm, that MRHS had been acquired by Habif, Arogeti & Wynne, LLP (“HAW”) and that from henceforward HAW would serve as the Company’s independent registered public accounting firm. HAW served as Ebix’s registered public accountants for the year ended December 31, 2007. Cherry, Bekaert & Holland, LLP (“CBH”) served as Ebix’s registered public accountants for the year ended December 31, 2008.

The following table presents fees billed for professional services rendered for the audit of our annual financial statements for 2008 and 2007 and fees billed for other services rendered during 2009 and 2008 by HAW and CBH respectively, our independent registered public accounting firms during these periods.

Services Rendered by Cherry, Bekaert & Holland, LLP	2009	2008
Audit Fees(1)	$343,250	$262,500
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees(4)	$60,000	$1,200

Services Rendered by Habif, Arogeti & Wynne, LLP	2009	2008
Audit Fees(1)	$—	$313,848
Audit Related Fees(2)	$37,821	$156,128
Tax Fees(3)	$12,170	$69,121
All Other Fees	$9,344	$2,249

(1)	Including fees for the audit of our annual financial statements included in our Form 10-K and reviews of the financial statements in our Forms 10-Q, but excluding audit-related fees.
(2)	Includes fees related to the audit of a recently acquired business.
(3)	Includes fees for the analysis of any potential IRC Section 382 limitations on NOL carryovers; also includes fees for the preparation of tax returns of an acquired business for the period prior to the effective date of the business combination.
(4)	Fee for the research pertaining to the interpretation and treatment of a certain debt related put option.

The Audit Committee considered and pre-approved all of the above-referenced fees and services. Pursuant to a policy adopted by our Board of Directors, the Audit Committee requires advance approval of all audit services and permitted non-audit services to be provided by the independent registered public accounting firm as required by the Securities Exchange Act of 1934.

RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Under the Audit Committee’s charter, and consistent with Nasdaq rules, any material potential or actual conflict of interest or transaction between the Company and any “related person” of the Company must be reviewed and approved by the Audit Committee. SEC rules define a “related person” of the Company as any director (or nominee), executive officer, 5%-or-greater shareholder or immediate family member of any of these persons.

Rahul Raina, is the Company’s Assistant Vice President of Business Process Outsourcing and the brother of Robin Raina, our Chairman of the Board, President, and Chief Executive Officer. During 2009 he was paid a salary of $120,000, a bonus of $7,500 and received a restricted stock grant on March 14, 2009 of 6,081 shares of common stock at a price of $8.22 per share, which was the fair value of the stock on the date of the grant.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s officers and directors and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the Securities and Exchange Commission reports of securities ownership on Form 3 and changes in such ownership on Forms 4 and 5. Officers, directors and more than ten percent beneficial owners also are required by rules promulgated by the Securities and Exchange Commission to furnish the Company with copies of all such Section 16(a) reports that they file. Based solely upon a review of the copies of Forms 3, 4, and 5 furnished to the Company or representations by certain executive officers and directors that no such reports were required for them, the Company believes that, during 2009 all of the Company’s directors, officers and more than ten-percent beneficial owners filed all such reports on a timely basis except for Hans Benz who filed a Form 4 on December 3, 2009 for a transaction undertaken by him on November 23, 2009.

OTHER MATTERS

We know of no matters to be brought before the Annual Meeting other than those described above. If you execute the enclosed proxy and any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

We plan to hold our 2011 annual meeting of stockholders during the month of October. Any proposal of a shareholder intended to be presented at the 2011 annual meeting of shareholders must be received by us for inclusion in the proxy statement and form of proxy for that meeting no later than June 10, 2011, 120 days before the anniversary of the date of this proxy statement. If any proposal is submitted after that date, we are not required to include it in our proxy materials. Proposals should be submitted to the following address:

Corporate Secretary
Ebix, Inc.
Five Concourse Parkway, Suite 3200
Atlanta, GA 30328

A notice of a proposed item of should include a description of, and the reasons for, bringing the proposed business to the meeting, any material interest of the shareholder in the business, and certain other information about the shareholder.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

If you would like a copy of our 2009 Form 10-K, excluding certain exhibits, please contact Robert Kerris, Ebix, Inc., Five Concourse Parkway, Suite 3200, Atlanta, Georgia 30328.

Please date, sign and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if mailed in the United States.

By Order of the Board of Directors Robin Raina Chairman of the Board and Chief Executive Officer

Dated: October 8, 2010

ANNEX A

EBIX, INC.

2010 Stock Incentive Plan

ARTICLE I
The Plan

1.1 Establishment of the Plan.  Ebix, Inc., a Delaware corporation (the “Corporation” or the “Company”), hereby establishes the “Ebix, Inc. 2010 Stock Incentive Plan” (hereinafter referred to as the “Plan”). The Plan permits the grant of incentives in the form of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or an Unrestricted Stock Award, and any combination thereof. Unless otherwise defined, all capitalized terms have the meaning ascribed to them in Article II.

1.2 Purpose.  The purpose of the Plan is to advance the interests of the Corporation and its shareholders by offering officers, employees, and directors incentives that will promote the identification of their personal interests with the long-term financial success of the Corporation and with growth in shareholder value. The Plan is designed to strengthen the Corporation’s ability to recruit, attract, and retain, highly qualified managers and staff, and qualified and knowledgeable independent directors capable of furthering the future success of the Corporation by encouraging the ownership of Shares (as defined below) by such employees and directors and to strengthen the mutuality of interest between employees and directors, on one hand, and the Corporation’s shareholders, on the other hand. The equity awards granted under the Plan are expected to provide employees with an incentive for productivity and to provide both employees and directors with an opportunity to share in the growth and value of the Corporation.

ARTICLE II
Definitions

As used in this Plan, unless the context otherwise requires, the following capitalized terms are defined as follows:

2.1 “Additive SARs” shall have the meaning set forth in Section 7.1(b) of this Plan.

2.2 “Award” shall mean any award under this Plan of any Stock Option, SAR, Restricted Stock, RSU, or Unrestricted Stock. Each separate grant of Stock Options, SARs, Restricted Stock, RSUs, or Unrestricted Stock, to an Employee or a Director, and each group of Stock Options, SARs, Restricted Stock, RSUs, or Unrestricted Stock which mature on a separate date is treated as a separate Award.

2.3 “Award Agreement” means the written or electronic document or agreement between the Corporation and a Participant implementing the grant of, and evidencing and reflecting the terms of, a specific Award.

2.4 “Board” or “Board of Directors” means the Board of Directors of the Corporation, as constituted from time to time.

2.5 “Cause” means, unless otherwise provided in the Award Agreement, (a) “cause” as defined in any Individual Agreement to which the Participant is a party, and (b) a determination by the Board of Directors that a Participant has: (i) engaged in any type of disloyalty to the Corporation, including without limitation fraud, embezzlement, theft, or dishonesty in the course of his or her employment or service, or has been in willful or gross neglect of his or her employment duties or has otherwise breached a duty owed to the Corporation, (ii) been convicted of a misdemeanor involving moral turpitude or a felony, (iii) pled nolo contendere to a felony, (iv) disclosed trade secrets, customer lists, or confidential information of the Corporation to unauthorized parties, except as may be required by law, or (v) materially breached any material agreement with the Corporation, unless such agreement was materially breached first by the Corporation.

2.6 “Change of Control” shall have the meaning set forth in Section 9.2 of this Plan.

2.7 “Code” means the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder. Reference to any provision of the Code or rule or regulation thereunder shall be deemed to include any amended or successor provision, rule, or regulation.

2.8 “Committee” means the committee appointed by the Board in accordance with Section 3.1 of the Plan, if one is appointed, to administer this Plan.

2.9 “Common Shares” or “Shares” means the common shares, $0.10 par value per share, of the Corporation.

2.10 “Corporate Transaction” shall have the meaning set forth in Section 4.3 of this Plan.

2.11 “Corporation” shall mean Ebix, Inc. or any successor thereto as provided in Section 13.8 hereto.

2.12 “Date of Exercise” means the date on which the Corporation receives notice of the exercise of a Stock Option in accordance with the terms of Section 6.9 of this Plan, of a SAR in accordance with the terms of Article VII of this Plan.

2.13 “Date of Grant” or “Award Date” shall be the date on which an Award is made by the Committee under this Plan. Such date shall be the date designated in a resolution adopted by the Committee pursuant to which the Award is made; provided, however, that such date shall not be earlier than the date of such resolution and action thereon by the Committee. In the absence of a date of grant or award being specifically set forth in the Committee’s resolution, or a fixed method of computing such date, then the Date of Grant or Award Date shall be the date of the Committee’s resolution and action.

2.14 “Director” means any person who is a member of the Board of Directors of the Corporation or any of its Subsidiaries.

2.15 “Disaffiliation” means a Subsidiary’s ceasing to be a Subsidiary for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Corporation, of the stock of the Subsidiary) or a sale of a division of the Company.

2.16 “Employee” means any person who is an officer employee of the Corporation or any of its Subsidiaries and who receives from it regular compensation (other than pension, retirement allowance, retainer, or fee under contract). An Employee does not include independent contractors or temporary employees.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

2.18 “Exercise Period” means the period during which a Stock Option or a SAR may be exercised.

2.19 “Exercise Price” means the price for Shares at which a Stock Option may be exercised.

2.20 “Fair Market Value” of a Common Share on a particular date shall be the closing price for a Common Share as quoted on the National Association of Securities Dealers Automated Quotation System (“Nasdaq”), or any other national securities exchange on which the Common Shares are listed (as reported by the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee), or if there is no trading on that date, on the next preceding date on which there were reported share prices. If the Common Shares are quoted on any other inter-dealer quotation system (but not quoted by Nasdaq or any national securities exchange), then the Fair Market Value per Common Share on a particular date shall be the mean of the bid and asked prices for a Common Share as reported in the Wall Street Journal or, if not reported thereby, any other authoritative source selected by the Committee. If the Common Shares are not quoted by the Nasdaq or any other inter-dealer quotation system, and are not listed on any national securities exchange, then the “Fair Market Value” of a Common Share shall be determined by the Committee pursuant to any reasonable method adopted by it in good faith for such purpose. In the case of an Incentive Stock Option, if the foregoing method of determining the fair market value is inconsistent with Section 422 of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with the Code as it relates to Section 422 of the Code and shall mean the value as so determined. In the case of all other Awards, if the foregoing method of determining the fair market value would result in a current inclusion in gross income under Section 409A of the Code, “Fair Market Value” shall be determined by the Committee in a manner consistent with Section 409A of the Code in order to avoid the current inclusion in gross income and shall mean the value as so determined.

2.21 “Freestanding SARs” shall have the meaning set forth in Section 7.1(c) of this Plan.

2.22 “Incentive Stock Option” or “ISO” means any Stock Option awarded under this Plan intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code.

2.23 “Individual Agreement” means any employment, consulting, or similar agreement between a Participant and the Corporation or one of its Subsidiaries.

2.24 “Non-Employee Director” shall have the meaning as set forth in, and interpreted under, Rule 16b-3(b)(3) promulgated by the SEC under the Exchange Act, or any successor definition adopted by the SEC.

2.25 “Nonqualified Stock Option” means any Stock Option awarded under this Plan which is not an Incentive Stock Option.

2.26 “Participant” means each Employee or Director to whom an Award has been granted under this Plan.

2.27 “Payment Share” shall have the meaning set forth in Section 6.9(b) of this Plan.

2.28 “Person” shall mean an individual, partnership, corporation, limited liability company or partnership, trust, joint venture, unincorporated association, or other entity or association.

2.29 “Plan” means this Ebix, Inc. 2010 Stock Incentive Plan as defined in Section 1.1 hereof.

2.30 “Raina Affiliates” shall have the meaning set forth in Section 9.2(a) of this Plan.

2.31 “Related Option” means an Incentive Stock Option or a Nonqualified Stock Option granted in conjunction with the grant of a Stock Appreciation Right.

2.32 “Restricted Period” shall have the meaning set forth in Section 8.3(b) of this Plan.

2.33 “Restricted Stock” shall mean the Common Shares issuable pursuant to a Participant pursuant to Article VIII of this Plan (other than Section 8.10 thereof).

2.34 “Restricted Stock Unit” or “RSU” shall mean the right, as described in Section 8.6 of the Plan, to receive an amount, payable in either cash or Common Shares, equal to the value of a specified number of Common Shares.

2.35 “RSU Vesting Period” shall have the meaning set forth in Section 8.7 of this Plan.

2.36 “SEC” means the Securities and Exchange Commission.

2.37 “Securities Act” means the Securities Act of 1933, as amended from time to time.

2.38 “Share Change” shall have the meaning set forth in Section 4.3 of this Plan.

2.39 “Stock Appreciation Right” or “SAR” means an Award designated as a Stock Appreciation Right granted to a Participant pursuant to Article VII of this Plan.

2.40 “Stock Option” means any Incentive Stock Option or Nonqualified Stock Option to purchase Common Shares that are awarded under this Plan.

2.41 “Subsidiary” or “Subsidiaries” means any corporation or corporations other than the Corporation organized under the laws of the United States or any other jurisdiction that the Board of Directors designates, in an unbroken chain of corporations beginning with the Corporation if each corporation other than the last corporation in the unbroken chain owns more than 50% of the total combined voting power of all classes of stock in one of the other corporation in such chain.

2.42 “Tandem SARs” shall have the meaning set forth in Section 7.1(a) of this Plan.

2.43 “Unrestricted Stock” means the Common Shares issuable to a Participant pursuant to Section 8.10 of this Plan.

2.44 “Voting Securities” shall have the meaning set forth in Section 9.2(a) of this Plan.

ARTICLE III
Administration of the Plan

3.1 The Committee.  This Plan shall be administered by the Committee or such other committee as the Board may prescribe from time to time. Pursuant to applicable provisions of the Corporation’s Articles of Incorporation, as amended, and Bylaws, the Committee shall be composed of not less than two directors approved by the Board of Directors. Members of the Committee shall serve for such period of time as the Board may determine. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause), appoint new members, and fill vacancies however caused. During such times as the Corporation’s Common Shares are registered under the Exchange Act and are listed on a national securities exchange, all members of the Committee shall be: (a) “independent directors” as that terms is defined under Rule 4200 of the NASD Marketplace Rules, (b) “outside directors” as defined under Section 162(m)(4)(C)(i) of the Code, and (c) “Non-Employee Directors” as defined under Rule 16b-3(b) promulgated under the Exchange Act.

3.2 Duties and Powers of the Committee.  Subject to the express provisions of this Plan, the Committee shall have all the power and authority to, and shall be authorized to take any and all actions required, necessary, or desirable to administer the Plan. In addition to any other powers, subject to the provisions of the Plan, the Committee shall have the following powers:

(a) to select the Employees and Directors to whom Awards may from time to time be granted pursuant to this Plan;

(b) to determine all questions as to eligibility;

(c) to determine the number of Common Shares to be covered by each Award granted under this Plan;

(d) subject to the limitations set forth in Section 4.1 of this Plan, to determine whether and to what extent Incentive Stock Options, Nonqualified Stock Options, SARs, RSUs, Restricted Stock and Unrestricted Stock, or any combination thereof, are to be granted or awarded hereunder;

(e) to determine the terms and conditions (to the extent not inconsistent with this Plan) of any Award granted hereunder, all provisions of each Award Agreement, which provisions need not be identical (including, but not limited to, the Exercise Price, the Exercise Period, any restriction or limitation, or any vesting schedule or acceleration thereof, regarding any Stock Option or other Award and the Common Shares relating thereto, based on such factors as the Committee shall determine, in its sole discretion);

(f) to determine whether, and to what extent, and under what circumstances grants of Stock Options and other Awards under this Plan are to operate on a tandem basis and/or in conjunction with or apart from other cash awards made by the Corporation outside of this Plan;

(g) to determine whether and under what circumstances a Stock Option may be settled in cash, Common Shares (other than Restricted Stock), through a cashless exercise, or any combination thereof under Section 6.8 of this Plan.

(h) to determine whether, and to what extent, and under what circumstances Common Shares or cash payments under this Plan shall be deferred either automatically or at the election of the Participant; provided, however, that any such deferral shall comply with the requirements and conditions of Section 409A of the Code as to avoid the current inclusion in gross income the amount being deferred;

(i) to accelerate the vesting or Date of Exercise of any Award, or to waive compliance by a holder of an Award of any obligation to be performed by such holder or the terms and conditions of an Award;

(j) to prescribe, amend, waive, repeal or rescind rules, regulations, agreements, guidelines, procedures, and instruments which are not contrary to the terms of the Plan and which, in its opinion, may be necessary or advisable for the administration and operation of the Plan;

(k) to construe and interpret the provisions of the Plan or any Award Agreement;

(l) subject to the provisions of Article XI of the Plan, to amend the terms of previously granted Awards;

(m) require, whether or not provided for in the pertinent Award Agreement, of any person exercising a Stock Option or otherwise receiving an Award, at the time of such exercise or receipt, the making of any representations or agreements that the Board of Directors or Committee may deem necessary or advisable in order to comply with the securities laws of the United States or of any applicable jurisdiction;

(n) to authorize any person to execute on behalf of the Corporation any instrument required to effectuate an Award or to take such other actions as may be necessary or appropriate with respect to the Corporation’s rights pursuant to Awards or agreements relating to the Awards or the exercise thereof; and

(o) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

3.3 Procedures.  The Committee may act only by a majority of its members then-in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the national stock exchange on which the Common Shares are then-listed, to delegate to all or any portion of its responsibility and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any officers, employees or other appropriate persons selected by it.

3.4 Award Agreements Generally.  The terms and conditions of each Award, as determined by the Committee, shall be set forth in an Award Agreement, which will be delivered to a Participant receiving such Award upon, or as promptly as is reasonably practicable following, the grant of such Award. The effectiveness of an Award shall not be subject to the Award Agreement’s being signed by the Corporation and/or the Participant receiving the Award unless specifically so provided in the Award Agreement. Award Agreements may be amended only in accordance with Article XI hereof. Notwithstanding the provisions of the Plan or an Award Agreement to the contrary, in the event that any term of any Award Agreement conflicts with any provision of the Plan that would otherwise cause the award to fail to comply with Section 409A of the Code, the provisions of the Plan shall govern.

3.5 Awards to Members of the Committee.  Each Award granted to a Director or members of the Committee shall be approved by the entire Board of Directors (rather than just a committee thereof) and shall be evidenced by minutes of a meeting or the written consent of the Board of Directors and an Award Agreement.

3.6 Requirements Relating to Section 162(m) of the Code.  Any provision of this Plan notwithstanding: (a) transactions with respect to persons whose remuneration is subject to the provisions of Section 162(m) of the Code shall conform to the requirements of Section 162(m)(4)(C) of the Code unless the Committee determines otherwise; (b) the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Section 162(m)(4)(C) of the Code as well as Awards that do not qualify; and (c) any provision of the Plan that would prevent the Committee from exercising the authority referred to in Section 3.6(b) of this Plan or that would prevent an Award that the Committee intends to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code from so qualifying shall be administered, interpreted, and construed to carry out the Committee’s intention and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.7 Decisions Final and Binding.  Unless otherwise determined by the Board of Directors, all decisions, determinations, and actions taken by the Committee, and the interpretation and construction of any provision of the Plan or any Award Agreement by the Committee shall be final, conclusive, and binding on all parties concerned, including the Corporation, its shareholders and any Person receiving an Award under the Plan.

3.8 Limitation on Liability.  Notwithstanding anything herein to the contrary, except as otherwise provided under applicable Delaware law, no member of the Board of Directors or of the Committee shall be liable for any good faith determination, act, or failure to act in connection with the Plan or any Award hereunder.

ARTICLE IV
Shares Subject to the Plan

4.1 Number of Shares.

(a) Subject to adjustment as provided in Section 4.3, the maximum aggregate number of Shares that may be issued under this Plan shall not exceed 5,000,000 Shares, which Shares shall be authorized but unissued Shares. Any of the authorized Shares may be used for any of the types of Awards described in the Plan. Stock Options awarded under the Plan may be either Incentive Stock Options or Nonqualified Stock Options, as determined by the Committee.

(b) Subject to Section 4.3, the maximum aggregate number of Stock Options, or SARs that may be awarded and issued under the Plan to any one Participant during a calendar year shall be 1,000,000 Shares. The maximum amount of Awards, other than Stock Options and SARs, that may be awarded under the Plan to any one Participant during a calendar year shall not exceed 1,000,000 Shares; provided, however, that in no event shall any one Participant receive more than 1,000,000 Awards of Shares during any calendar year. Except as provided in Section 4.2 and 4.3 of this Plan, Shares issued upon the exercise of an Award granted pursuant to the Plan shall not again be available for the grant of an Award hereunder.

4.2 Determination of Shares Remaining Available Under the Plan.  The following shall apply in determining the number of Shares remaining available for grant under this Plan:

(a) In connection with the granting of a Stock Option or other Award, the number of Shares available for issuance under this Plan shall be reduced by the number of Shares in respect of which the Stock Option or Award is granted or denominated; provided, however, that where a SAR is settled in Common Shares, the number of Shares available for issuance under this Plan shall be reduced only by the number of Shares issued in settlement.

(b) If any Stock Option is exercised by tendering previously acquired Common Shares to the Corporation as full or partial payment of the Exercise Price, the number of Shares available for issuance under this Plan shall be increased by the number of Common Shares so tendered.

(c) Whenever any outstanding Stock Option or other Award (or portion thereof) is settled in cash or shall expire, lapse, be cancelled, or is otherwise terminated for any reason, without having been exercised or payment having been made in respect of the entire Stock Option or Award, the Shares allocable to the expired, lapsed, cancelled, settled or otherwise terminated portion of the Stock Option or other Award may again be the subject of a Stock Option or other Awards granted under this Plan.

4.3 Adjustment Provision.

(a) In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, Disaffiliation, or similar event affecting the Company or any of its Subsidiaries (each, a “Corporate Transaction”), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum limitations set forth in Section 4.1 upon certain types of Awards and upon the grants to individuals of certain types of Awards, (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and SARs. In the event of a stock dividend, stock split, reverse stock split, separation, spinoff, reorganization, extraordinary dividend of cash or other property, share combination, or recapitalization or similar event affecting the capital structure of the Company (each, a “Share Change”), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under the Plan, (ii) the various maximum limitations set forth in Section 4.1 upon certain types of Awards and upon the grants to individuals of certain types of Awards, (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the exercise price of outstanding Options and SARs. In the case of Corporate Transactions, such adjustments may include, without limitation, (1) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which stockholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or SAR shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the exercise price of such Option or SAR shall conclusively be deemed valid); (2) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (3) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary, Affiliate, or division or by the entity that controls such Subsidiary, Affiliate, or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). Any adjustment under this Section 4.3(a) need not be the same for all Participants.

(b) In the event of a corporate merger, consolidation, or acquisition of property or stock, separation (including spin-offs and split-offs), reorganization or liquidation, the Committee shall be authorized to cause the Corporation to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, by means of substitution of new Stock Options for previously issued stock options or an assumption of previously issued stock options. In such event, the aggregate maximum number of Shares available for issuance under Section 4.1 of the Plan will be increased to reflect such substitution or assumption. [NOTE; double check against (a) above]

(c) Notwithstanding anything to the contrary herein, no fractional Shares will be issued and delivered under this Plan. If any adjustment made pursuant to this Article IV would result in the possible issuance of fractional Shares under any then-outstanding Award, the Committee may adjust the outstanding Awards so as to eliminate fractional Shares.

(d) Any adjustment to be made with respect to Incentive Stock Options shall comply with Sections 422 and 424 of the Code.

(e) Notwithstanding the foregoing: (i) any adjustments made pursuant to Section 4.3(a) to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (ii) any adjustments made pursuant to Section 4.3(a) to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment, the Awards either (A) continue not to be subject to Section 409A of the Code or (B) comply with the requirements of Section 409A of the Code; and (iii) in any event, neither the Committee nor the Board shall have the authority to make any adjustments pursuant to Section 4.3(a) to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the Grant Date to be subject thereto as of the Grant Date.

ARTICLE V
Eligibility

Awards may be made to any Employee or Director, except that (a) only Employees (including Employees who also serve as Directors) may receive Incentive Stock Options, and (b) the grant of Awards to Directors must comply with Section 3.5. A Participant who has been granted an Award may be granted additional Awards; provided, however, that grants of Awards to individual Participants are subject to the limitations in Section 4.1.

ARTICLE VI
Stock Options

6.1 Stock Options.   Each Stock Option granted alone or in addition to other Awards granted under this Plan shall be either an Incentive Stock Option or a Nonqualified Stock Option.

6.2 Grant of Stock Options.

(a) Subject to the terms and provisions of this Plan, the Committee shall have the authority to grant to any Participant one or more Incentive Stock Options, Nonqualified Stock Options, or both kinds of Stock Options. Subject to Section 4.1 and Article V, the Committee has complete and sole discretion in determining the number of Shares subject to Stock Options to be granted to a Participant; provided, however, that the aggregate Fair Market Value (determined at the time the Award is made) of Shares with respect to which a Participant may first exercise ISOs granted under the Plan during any calendar year may not exceed $100,000 or such amount as shall be specified under Section 422 of the Code and the rules and regulations promulgated thereunder. To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time and manner of its exercise or otherwise), such Stock Options or portion thereof which does not qualify shall constitute a Nonqualified Stock Option. Stock Options granted at different times need not contain similar provisions.

(b) Non-Employee Directors only may be granted Stock Options under this Article VI which are Nonqualified Stock Options.

6.3 Incentive Stock Options.  Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under this Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consents of the Participants affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

6.4 Award Agreement.  Each Stock Option granted under this Plan shall be evidenced by a an Award Agreement between the Corporation and the Participant in accordance with Section 6.2 that specifies the Exercise Price, the Exercise Period, the number of Shares to which the Stock Option pertains, method of exercise and the form of consideration payable therefor, any vesting requirements, any conditions imposed upon the exercise of the Stock Options in the event of retirement, death, disability, or other termination of service, and such other provisions and conditions, not inconsistent with this Plan, as the Committee may determine. Each Award Agreement relating to a grant of Stock Options shall clearly specify whether the Stock Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option not intended to be within the provisions of Section 422 of the Code.

6.5 Exercise Price.  The Exercise Price per Share purchasable under any Stock Option granted under this Plan shall be determined by the Committee at the Date of Grant, subject to the following limitations:

(a) The Exercise Price of a Stock Option shall not be less than (i) 100% of the Fair Market Value of the Common Shares on the Date of Grant, or (ii) in the case of any Participant who is granted an Incentive Stock Option who, at the time of such grant, owns Common Shares possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent corporation or Subsidiaries, the Exercise Price of the Incentive Stock Option shall not be less than 110% of the of the Fair Market Value of the Common Shares on the Date of Grant.

(b) In no event shall the Exercise Price of any Stock Option be less than the par value of the Common Shares.

6.6 No Repricing.  Except for adjustments made pursuant to Section 4.3, the Exercise Price for any outstanding Stock Option granted under this Plan may not be decreased after the Date of Grant nor may any outstanding Stock Option granted under this Plan be surrendered to the Company as consideration for the grant of a new Stock Option with a lower Exercise Price without the approval of the Company’s shareholders.

6.7 Exercise Period.  The Exercise Period of each Stock Option granted shall be fixed by the Committee and shall be specified in the Award Agreement; provided, however, that no Stock Option shall be exercisable later than ten years after the Award Date, and no Incentive Stock Option which is granted to any optionee who, at the time such Incentive Stock Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or of its parent corporation or Subsidiaries, shall be exercisable after the expiration of five years from the Award Date.

6.8 Exercise of Stock Options.   Stock Options granted under the Plan shall be exercisable at such time or times and be subject to such terms and conditions as shall be set forth in the Award Agreement (as may determined by the Committee at the time of such grant), which need not be the same for all Participants. No Stock Option, however, shall be exercisable until the expiration of the vesting period, if any, set forth in the Award Agreement, except to the extent such vesting period is accelerated pursuant to Article IX of this Plan. To the extent that no vesting conditions are stated in the Award Agreement, the Stock Options represented thereby shall be fully vested at the Date of Grant.

6.9 Method of Exercise.

(a) Subject to the provisions of the Award Agreement, Stock Options may be exercised in whole at any time, or in part from time to time with respect to whole Shares only, during the Exercise Period by the delivery to the Corporation of a written notice of intent to exercise the Stock Option, in such form as the Committee may prescribe, setting forth the number of Shares with respect to which the Stock Option is to be exercised. The Exercise Price, which shall accompany the written notice of exercise, shall be payable to the Corporation in full (along with the taxes described in the last sentence of this Section 6.9) by the Participant who, if so provided in the Award Agreement, may: (i) deliver cash or a check (acceptable to the Committee in accordance with guidelines established for this purpose) in satisfaction of all or any part of the Exercise Price; (ii) deliver, or cause to be withheld from the Stock Option, Shares (except for Restricted Shares) valued at Fair Market Value on the Date of Exercise in satisfaction of all or any part of the Exercise Price, or (iii) any combination of cash and Shares, or (iv) any other consideration and method of payment permitted under any laws to which the Corporation is subject, in each such case as the Committee may determine; provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned Shares of the same class of Common Shares subject to the Option may be authorized only at the time that the Option is granted. In addition to and at the time of payment of the Exercise Price, the Participant shall pay to the Corporation in cash the full amount of all federal and state withholding or other employment taxes applicable to the taxable income of the Participant resulting from the exercise.

(b) If the Exercise Price is to be paid by the surrender of previously acquired and owned Common Shares, the Participant will make representations and warranties satisfactory to the Corporation regarding his title to the Common Shares used to effect the purchase (the “Payment Shares”), including without limitation, representations and warranties that the Participant has good and marketable title to such Payment Shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such Payment Shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a manner satisfactory to the Corporation. If such Payment Shares were acquired upon previous exercise of Incentive Stock Options granted within two years prior to the exercise of the Stock Option or acquired by the Participant within one year prior to the exercise of the Stock Option, such Participant shall be required, as a condition to using the Payment Shares in payment of the Exercise Price of the Stock Option, to acknowledge the tax consequences of doing so, in that such previously exercised Incentive Stock Options may have, by such action, lost their status as Incentive Stock Options, and the Participant may recognize ordinary income for tax purposes as a result. In no event can Restricted Stock be used as Payment Shares.

6.10 Transfer Restrictions.  Neither the Stock Options granted under the Plan nor any rights or interest in such Stock Options may be sold, pledged, hypothecated, assigned, or otherwise disposed of or transferred by such Participant, other than by will or by the laws of descent and distribution. Except as permitted by the Committee, during the lifetime of Participant to whom a Stock Option is granted, the Stock Options shall be exercisable only by him or her or, in the event of the Participant’s permanent and total disability as determined by the Committee in accordance with applicable Corporation policies, by his or her legal representative.

6.11 Termination of Stock Options.  Subject to the applicable provisions of the Award Agreement and this Article VI, upon termination of a Participant’s employment with the Corporation or its Subsidiaries for any reason, all stock options shall vest or expire in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Award Agreement:

(a) Termination by Death.  If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of death, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such death or until the end of the Exercise Period of such Award, whichever period is shorter, any Stock Option held by a Participant may be exercised by the legal representative of the estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance, subject to the limitations of Section 6.12 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such death.

(b) Termination by Disability.  If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of permanent and total disability, as determined by the Committee in accordance with applicable Corporation personnel policies, then for a period of one year (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Award, whichever is shorter, any Stock Option held by a Participant may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.12 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such one year period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Award, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination due to disability. In the event of termination of employment by reason of permanent and total disability, as determined by the Committee in accordance with applicable Corporation personnel policies or that of its Subsidiaries, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently one year from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(c) Termination by Retirement.  If a Participant’s employment or service with the Corporation or its Subsidiaries terminates by reason of normal or late retirement under any retirement plan of the Corporation or its Subsidiaries or, with the consent of Committee, then for a period of three months (or such other period as the Committee may specify at grant) from the date of such termination of employment or service, or until the end of the Exercise Period of such Award, whichever is shorter, any Stock Option held by a Participant may be exercised by the Participant, or his or her legal representative, subject to the limitations of Section 6.12 with respect to Incentive Stock Options, to the extent that such Participant was entitled to exercise the Award at the date of such termination; provided, however, that, if the Participant dies within such three month period, then for a period of one year from the date of death or until the end of the Exercise Period of such Award, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such retirement. In the event of termination of employment by reason of retirement pursuant to any retirement plan of the Corporation or its Subsidiaries or with the consent of the Committee, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code (currently three months from such termination), such Stock Option will thereafter be treated as a Nonqualified Stock Option.

(d) Other Termination of Employee.  Unless otherwise determined by the Committee at or after grant and except as provided in Section 9.1 hereof, if a Participant’s employment by the Corporation or its Subsidiaries terminates for any reason other than death, disability, or retirement covered by Sections 6.10 (a), (b), or (c) of this Plan: (i) any Stock Options that were not exercisable at the date of such termination (which date shall be determined by the Committee in its sole discretion) will expire automatically, and (ii) any Stock Options exercisable on the date of termination will remain exercisable only for the lesser of three months or the balance of such Exercise Period of such Stock Option; provided, however, that the Participant was not involuntarily terminated by the Corporation or its Subsidiaries for Cause. If the Participant dies within such three month period (or such other period as the Committee may specify at grant), then for a period of one year from the date of death or until the end of the Exercise Period of such Stock Option, whichever period is shorter, any unexercised Stock Options held by such Participant shall thereafter be exercisable to the extent to which they were exercisable at the time of such termination. Notwithstanding any other provision of this Plan except for Section 9.1 hereof, upon termination of a Participant’s employment with the Corporation or any of its Subsidiaries for Cause, all of the Participant’s unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Corporation has not yet delivered share certificates to the Participant. In such event, the Corporation shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Corporation’s discretion). The Corporation may withhold delivery of share certificates pending resolution of any inquiry that could lead to a finding that a termination of a Participant’s employment was for Cause.

(e) Non-Employee Director Resignation or Termination of Service.  Except as covered by Sections 6.11(a), (b), or (c) of this Plan, if a Participant serving as a Non-Employee Director terminates his or her service by resigning from the Board of Directors or by failing to run for election to an additional term as a Director after being offered nomination for an additional term by a nominating or similar committee of the Board of Directors (or in lieu of such committee, by the entire Board of Directors), then (i) any Stock Options that were not exercisable at the date of such termination of service will expire automatically, and (ii) any exercisable Stock Options as of such date held by the Participant may thereafter be exercised by the Participant for a period of three months from the date of such resignation or, in the case of a failure to run for election to an additional term, from (A) the date of such stockholder meeting at which such election of Directors takes place, or (B) until the end of the Exercise Period, whichever is shorter (or such other period as the Committee may specify at grant). If a Participant serving as a Non-Employee Director does not resign and is not offered nomination for an additional term, all Stock Options held by such Participant shall immediately vest on the date that the Participant’s service as a Director of the Corporation terminates and such Stock Options shall be exercisable until the end of the Exercise Period for such Stock Options. Notwithstanding any other provision of this Plan, upon removal of a Director by shareholders of the Corporation for cause under applicable state law, all of the Participant’s unexercised Stock Options will terminate immediately upon the date of such termination (which date shall be determined by the Committee in its sole discretion) and the Participant shall forfeit all Shares for which the Corporation has not yet delivered share certificates to the Participant. In such event, the Corporation shall refund to the Participant the Exercise Price paid to it, if any, in the same form as it was paid (or in cash at the Corporation’s discretion).

6.12 Incentive Stock Option Limitations.

(a) To the extent that the aggregate Fair Market Value (determined as of the Date of Grant) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan and/or any other stock option plan of the Corporation or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) exceeds $100,000, such Stock Options shall be treated as Stock Options which are not Incentive Stock Options.

(b) To the extent (if any) permitted under Section 422 of the Code, or the applicable rules and regulations promulgated thereunder or any applicable Internal Revenue Service pronouncement, if (i) a Participant’s employment with the Corporation or any Subsidiary is terminated by reason of death, disability, or retirement covered by Section 6.11(a), (b), or (c) of this Plan, and (ii) the portion of the Incentive Stock Option that is otherwise exercisable during the post-termination period specified under Sections 6.11(a), (b), or (c), applied without regard to the $100,000 limitation currently contained in Section 422(d) of the Code, is greater than the portion of the Stock Option that is immediately exercisable as an “incentive stock option” during such post-termination period under Section 422 of the Code, such excess shall be treated as a Nonqualified Stock Option.

(c) In the event that the application of any of the provisions of Section 6.12(a) or (b) of this Plan is not necessary in order for Stock Options to qualify as Incentive Stock Options, or should additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Corporation.

6.13 Buy-Out and Settlement Provisions.  The Committee may at any time offer to buy-out a Stock Option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.

6.14 No Rights as Stockholder.  No Participant or transferee of a Stock Option shall have any rights as a stockholder of the Corporation with respect to any Shares subject to a Stock Option (including without limitation, rights to receive dividends, vote, or receive notice of meetings) prior to the purchase of such Shares by the exercise of such Stock Option as provided in this Plan. A Stock Option shall be deemed to be exercised and the Common Shares thereunder purchased when written notice of exercise has been delivered to the Corporation in accordance with Section 6.9 of the Plan and the full Exercise Price for the Shares with respect to which the Stock Options is exercised has been received by the Corporation, accompanied with any agreements required by the terms of the Plan and the applicable Award Agreement; provided, however, that if the Participant has been terminated for Cause, only those Common Shares for which a certificate has been delivered to the Participant by the Corporation will be deemed to be purchased by such Participant. Full payment may consist only of such consideration and method of payment allowable under this Article VI of the Plan. No adjustment will be made for a cash dividend or other rights for which the record date precedes the Date of Exercise, except as provided in Section 4.3 of the Plan.

6.15 Sale of Common Shares Upon Exercise of Stock Option.  Unless the Committee provides otherwise in the Award Agreement, Common Shares acquired pursuant to the exercise of Stock Option shall not be subject to any restrictions on transferability under this Plan, except as provided in Section 12.1 of this Plan. With respect to Common Shares acquired pursuant to the exercise of an Incentive Stock Option, a transfer or other disposition of such Common Shares by a Participant (other than by will or the laws of descent and distribution) may not qualify for favorable tax treatment under Section 421(a) of the Code if such transfer or other disposition shall occur before the expiration of the later of (i) the two year period commencing on the Date of Grant of the ISO, or (ii) the one year period commencing on the Date of Exercise of the ISO.

ARTICLE VII
Stock Appreciation Rights

7.1 Grant of Stock Appreciation Rights.  Subject to the terms and conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms: (a) in connection with the grant, and exercisable in lieu of Stock Options (“Tandem SARs”), (b) in connection with and exercisable in addition to the grant of Stock Options (“Additive SARs”), (c) independent of the grant of Stock Options (“Freestanding SARs”), or (d) in any combination of the foregoing. Non-Employee Directors may not be granted any SARs under this Plan other than Tandem SARs and Additive SARs.

7.2 Exercise of Tandem SARs.

(a) Tandem SARs may be exercised with respect to all or part of the Shares subject to the Related Option. The exercise of Tandem SARs shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Tandem SAR is exercised. Conversely, the exercise, in whole or part, of a Related Option, shall cause a reduction in the number of Shares subject to the Tandem SAR equal to the number of Shares with respect to which the Related Option is exercised.

(b) Notwithstanding any other provision of the Plan to the contrary, a Tandem SAR shall expire no later than the expiration of the Related Option and shall be exercisable only when the Related Option is eligible to be exercised. In addition, a Tandem SAR shall be exercised for no more than 100% of the difference between the Fair Market Value of Shares subject to the Related Option at the time the Tandem SAR is exercised and the Exercise Price of the Related Option.

7.3 Exercise of Additive SARs.  Additive SARs shall be deemed to be exercised upon, and in addition to, the exercise of the Related Option. The deemed exercise of Additive SARs shall not reduce the number of Shares with respect to which the Related Option remains unexercised.

7.4 Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs.

7.5 Other Conditions Applicable to SARs.

(a) No SAR granted under the Plan shall be exercisable until the expiration of at least one year after the Date of Grant, except that such limitation shall not apply (i) in the case of death, disability, or retirement of a Participant covered by Sections 6.11(a), (b), or (c) hereof, (ii) a termination of service covered by the last sentence of Section 6.11(e) hereof, or (iii) as set forth in Article VIII of this Plan. In no event shall the term of any SAR granted under the Plan exceed seven years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds either (i) the Fair Market Value per Share on the Award Date in the case of a Freestanding SAR, or (ii) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR. A SAR shall be exercised by delivery to the Committee of a notice of exercise in the form prescribed by the Committee.

(b) In the event of a termination of service for any reason of death, disability or retirement covered by Section 6.11(a), (b), or (c) of this Plan, or pursuant to the last sentence of Section 6.11(e) hereof, unless otherwise determined by the Committee at grant, all Additive SARs and Freestanding SARs shall be fully vested and thereafter may be exercised by the participant or his or her legal representatives for a period of one year from the date of such termination of service or until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant’s service with the Corporation or it Subsidiaries for Cause, all of the Participant’s unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with Section 6.11(d) hereof.

(c) In the event of a termination of service for any reason other than death, disability or retirement covered by Section 6.11(a), (b), or (c), or pursuant to the last sentence of Section 6.11(e) hereof, unless otherwise determined by the Committee at grant: (i) any Additive SAR and any Freestanding SAR that was not exercised at the date of termination will expire automatically, and (ii) any exercisable Additive SARs and Freestanding SARs will remain exercisable for a period of three months from the date of such termination of service until the end of the Exercise Period for such SAR, whichever is shorter; provided, however, that the Participant was not involuntarily terminated for Cause. Notwithstanding any other provision of this Plan, upon termination of a Participant’s service with the Corporation or it Subsidiaries for Cause, all of the Participant’s unexercised Additive SARs and Freestanding SARs will terminate immediately upon the date of such termination as determined in accordance with Section 6.11(d) hereof.

7.6 Payment Upon Exercise of SARs.

(a) Subject to the provisions of the Award Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Corporation (other than required tax withholding amounts), an amount equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercisable by (ii) an amount equal to the excess of: (A) the Fair Market Value per Share on the Date of Exercise of the SAR over (B) either (x) in the case of a Freestanding SAR, the Fair Market Value per Share on the Award Date of the Freestanding SAR, or (y) the Exercise Price of the Related Option in the case of either a Tandem SAR or Additive SAR.

(b) Payment to the Participant shall be made in (i) Shares, valued at the Fair Market Value of the Date of Exercise, (ii) cash if the Participant has so elected in his written notice of exercise, (iii) a combination thereof, or (iv) by any other method as the Committee may determine.

7.7 Non-Transferability of SARs.  Except as specifically provided in the Award Agreement, no SARs granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

ARTICLE VIII
Restricted Stock, Restricted Stock Units, and Unrestricted Stock Awards

8.1 Awards of Restricted Stock.  Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock or RSUs under the Plan to such Participants and in such amounts as it may determine. Shares of Restricted Stock or RSUs may be issued either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible Persons to whom, and the time or times at which, grants of Restricted Stock or RSUs will be made. The Committee shall impose such terms and conditions and/or restrictions on any Shares of Restricted Stock or RSUs granted under the Plan as it may deem desirable, including, but not limited to, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each RSU (subject to Section 8.2(c)), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and restrictions under applicable Federal and State securities laws. The Committee also may condition the grant of Restricted Stock or RSUs upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion. The provisions of Restricted Stock Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

8.2 Award Agreement for Restricted Stock and RSUs.

(a) The prospective Participant selected to receive a Restricted Stock Award shall not have any rights with respect to such Award, unless and until such Participant has executed an Award Agreement evidencing the Restricted Stock Award and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the applicable terms and conditions of such Award. Each Award Agreement relating to Restricted Stock shall specify the Restricted Period (as defined in Section 8.3(b) below), the conditions to be satisfied prior to removal of such restrictions, the number of shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

(b) Each RSU granted under this Plan shall be evidenced by an Award Agreement that specifies the number of Common Shares to which it relates, any restrictions, vesting periods, or other conditions or requirements to be satisfied as a condition to such RSU becoming payable to the Participant. In no event shall a RSU become payable to a Participant until at least one year shall have transpired from the Award Date.

(c) Award Agreements relating to Restricted Stock and RSUs shall set forth the purchase price for such Restricted Shares or RSUs, as the case may be, which purchase prices may be equal to or less than their par value and may be zero. Each Restricted Stock and RSU Award Agreement shall contain at least one term, condition, or restriction constituting a “substantial risk of forfeiture” as defined in Sections 83(c) and 409A of the Code.

8.3 Certain Conditions and Restrictions.  The shares of Restricted Stock awarded pursuant to this Plan shall be subject to the following minimum restrictions and conditions:

(a) Acceptance.  Awards of Restricted Stock must be accepted within a period of sixty (60) days (or such shorter period as the Committee may specify at grant) after the Award Date, by executing an Award Agreement relating to the Restricted Stock which is the subject of such Award and by paying whatever price (if any) the Committee has designated hereunder.

(b) Restriction Period.  Subject to the provisions of this Plan and the Award Agreement, during a period set by the Committee commencing with the Award Date (the “Restriction Period”), the Participant shall not be permitted to sell, transfer, pledge, assign, hypothecate, or otherwise dispose of shares of Restricted Stock awarded under this Plan. Such restrictions may be subject to a vesting schedule and/or the satisfaction of other conditions or requirements as the Committee shall impose. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion. No such restrictions shall be removed until the expiration of at least one year after the Award Date, except that such limitation shall not apply as set forth in Article IX of this Plan.

(c) Legend.  Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The sale, transferability, pledge, assignment, hypothecation, or other disposition of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of Ebix, Inc. (the “Corporation”) 2010 Stock Incentive Plan, including the rules and administrative procedures adopted pursuant to such plan, and an Agreement entered into between the registered owner and the Corporation dated . Copies of such Plan and Agreement are on file in the offices of the Corporation at Five Concourse Parkway, Suite 3200, Atlanta, Georgia 30328.

(d) Custody.  The Committee may require that the stock certificates evidencing such shares of Restricted Stock be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Restricted Stock covered by such Award.

8.4 Other Restrictions on Restricted Stock.  The Committee shall impose such other restrictions on any shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or State securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

8.5 Lapse of Restrictions on Restricted Stock.  Except as otherwise provided in this Article VIII, if and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant.

8.6 Payment on RSUs.  RSUs that become payable in accordance with these terms and conditions shall be settled in cash, Common Shares, or a consideration thereof, as determined by the Committee. Any restrictions, conditions, or other requirements to be satisfied as a condition to payment on a RSU, including any vesting requirements, may be accelerated or waived, in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine in its sole discretion.

8.7 Rights as Shareholder.  Except as provided in this Section 8.7 during the Restriction Period, in the case of Restricted Stock, and during the period between the Award Date and the date that a RSU becomes payable in accordance with its terms (the “RSU Vesting Period”), in the case of RSUs, Participants

(a) who hold Restricted Stock shall have full voting rights with respect to such shares as the record owners thereof. RSUs shall have no voting rights.

(b) who held Restricted Stock and/or RSUs shall be entitled to receive all dividends and other distributions paid with respect to such shares. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were distributed. Furthermore, the Committee, in its sole discretion, as determined at the time of Award, may permit or require the payment of dividends to be deferred. Unless otherwise determined by the Committee, any dividends payable to a Participant during the Restriction Period, in the case of Restricted Stock, or during the RSU Vesting Period in the case of a RSU, shall be distributed to a Participant only if and when the restrictions on the applicable Restricted Stock or RSU lapse.

8.8 Termination of Employment or Resignation of Director.  Subject to the applicable provisions of the Award Agreement and this Article VIII, upon termination of a Participant’s employment with, the Corporation or its Subsidiaries for any reason during the Restricted Period or the RSU Vesting Period, as the case may be, all Restricted Shares and RSUs still subject to restriction shall vest or be forfeited in accordance with the terms and conditions established by the Committee at or after grant. Unless otherwise provided in the Award Agreement:

(a) Termination of Service by Death, Disability, or Retirement.  In the event a Participant’s employment is terminated during the Restriction Period or the RSU Vesting Period, as the case may be,

because of death, disability, or retirement covered by Sections 6.11(a), (b), (c), or (e) of this Plan, any remaining portion of the Restriction Period applicable to the Restricted Stock pursuant to Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4 herein, the shares of Restricted Stock shall thereby be released and free of restrictions.

(b) Termination of Service for Other Reasons.  In the event that a Participant terminates his employment of the Corporation or its Subsidiaries during the Restriction Period or the RSU Vesting Period, as the case may be, for any reason other than for death, disability, or retirement, as set forth in Sections 8.8(a) herein, then any shares of Restricted Stock or RSUs still subject to restrictions as of the date of such termination shall automatically be forfeited and, if held by the Participant, returned to the Corporation.

(c) Hardship.  In the event of hardship or other special circumstances of a Participant whose employment with the Corporation or its Subsidiaries is involuntarily terminated (other than for cause), the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant’s shares of Restricted Stock or RSUs, based on such factors as the Committee may deem appropriate.

8.9 Notice of Section 83(b) Election.  Any Participant making an election under Section 83(b) of the Code with respect to Restricted Stock must provide a copy thereof to the Corporation within 10 days of filing such election with the Internal Revenue Service.

8.10 Unrestricted Stock Awards.  Subject to the terms and conditions of this Plan, the Committee, at any time and from time to time, may grant Unrestricted Stock Awards free of restrictions under the Plan to such Participants in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine.

ARTICLE IX
Change of Control

9.1 Acceleration of Options; Lapse of Restrictions.

(a) In the event of a Change of Control of the Corporation: (i) each Stock Option and SAR then-outstanding under the Plan shall be fully exercisable, regardless of any unsatisfied vesting requirements established under the terms of the pertinent Award Agreements, and remain so for the duration of the Stock Option as specified in the Award Agreement; (ii) all conditions or restrictions related to grants of Restricted Stock or payments under RSUs shall be deemed to be immediately and fully satisfied and (A) all certificates representing such shares of Restricted Stock shall be released and have any legal removed by the Secretary of the Corporation and thereby become freely transferable, (B) all RSUs shall become payable hereunder; and (iii) all conditions or restrictions related to an Award shall be accelerated or released; all in a manner, in the case of persons subject to Section 16(b) of the Exchange Act, as to conform with the provisions of Rule 16b-3 thereunder.

(b) Awards that remain outstanding after a Change of Control shall not be terminated as a result of a termination of service covered by Sections 6.11, 7.2, 7.5, or 8.8, and shall continue to be exercisable until the end of the Exercise Period in accordance with their original terms, except in the case of (i) a Participant’s death in which case termination shall occur within one year from the date of death, or (ii) a Participant’s termination for Cause in which case the unexercised Stock Option shall terminate as set forth in Section 6.11(d).

(c) Notwithstanding the foregoing, if any right granted pursuant to this Section 9.1 would make a Change of Control transaction ineligible for pooling of interests accounting treatment under applicable accounting principles that, but for this Section 9.1, would have been available for such accounting treatment, then the Committee shall have the authority to substitute stock for cash which would otherwise be payable pursuant to this Section 9.1 having a Fair Market Value equal to such cash.

(d) Any amount required to be paid pursuant to this Article IX shall be paid as soon as practicable after the occurrence of a Change of Control as provided in Section 9.3 of this Plan.

9.2 Definition of Change of Control.  For purposes of this Plan, a “Change of Control” is deemed to have occurred if:

(a) any individual, entity, or group (within the meaning of Sections 13(d)(3) or 14(d)(2) of the Exchange Act) other than Robin Raina, his immediate family members (which shall include Mr. Raina’s wife, children, and parents of each of Mr. Raina and his wife), or any of their respective affiliates (“Raina Affiliates”), is or becomes, directly or indirectly, the “beneficial owner” (as defined by Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the combined voting power of the then outstanding securities of the Corporation entitled to vote generally in the election of Directors (“Voting Securities”); provided, however, that any acquisition by the following will not constitute a Change of Control:

(i)	the Corporation or any of its Subsidiaries,
(ii)	any of the Raina Affiliates,
(iii)	any employee benefit plan (or related trust) of the Corporation or its Subsidiaries, or
(iv)	any corporation, bank, or other financial institution with respect to which, following such acquisition, more than 50% of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the Persons who were the beneficial owners of the Voting Securities immediately prior to such acquisition in substantially the same proportion as their ownership immediately prior to such acquisition of the Voting Securities; or

(b) (i) a tender offer or an exchange offer is made to acquire securities of the Corporation whereby following such offer the offerees will hold, control, or otherwise have the direct or indirect power to exercise voting control over 50% or more of the Voting Securities, or (ii) Voting Securities are first purchased pursuant to any other tender or exchange offer.

(c) as a result of a tender offer or exchange offer for the purchase of securities of the Corporation (other than such an offer by the Corporation for its own securities), or as a result of a proxy contest, merger, consolidation, or sale of assets, or as a result of a combination of the foregoing, during any period of two consecutive years, individuals who, at the beginning of such period constitute the Board, plus any new Directors of the Corporation whose election or nomination for election by the Corporation’s stockholders was or is approved by a vote of at least two-thirds of the Directors of the Corporation then still in office who either were Directors of the Corporation at the beginning of such two year period or whose election or nomination for election was previously so approved (but excluding for this purpose, any individual whose initial assumption of office was or is in connection with the actual or threatened election contest relating to the election of Directors of the Corporation (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act)), cease for any reason during such two year period to constitute at least two-thirds of the members of the Board; or

(d) the stockholders of the Corporation approve a reorganization, merger, consolidation, or other combination, with or into any other corporation or entity regardless of which entity is the survivor, other than a reorganization, merger, consolidation, or other combination, which would result in the Voting Securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or being converted into Voting Securities of the surviving entity) at least 60% of the combined voting power of the Voting Securities or of the voting securities of the surviving entity outstanding immediately after such reorganization, merger, consolidation; or other combination; or

(e) the stockholders of the Corporation approve a plan of liquidation or winding-up of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation’s assets, or any distribution to security holders of assets of the Corporation having a value equal to 30% or more of the total value of all assets of the Corporation.

9.3 Occurrence of a Change of Control.   A Change of Control will be deemed to have occurred:

(a) with respect to any acquisition referred to in Section 9.2(a) above, the date on which the acquisition of such percentage shall have been completed;

(b) with respect to a tender or exchange offer, the date the offer referred to in Section 9.2(b)(i) above is made public or when documents are filed with the SEC in connection therewith pursuant to Section 14(d) of the Exchange Act, or the date of the purchase referenced in Section 9.2(b)(ii);

(c) with respect to a change in the composition of the Board of Directors referred to in Section 9.2(c), the date on which such change is adopted or is otherwise effective, whichever first occurs; or

(d) with respect to any stockholder approval referred to in Section 9.2(d) or (e), the date of any approval.

9.4 Application of this Article IX.  The provisions of this Article IX shall apply to successive events that may occur from time to time but shall only apply to a particular event if it occurs prior to the expiration of this Plan and each Award issued pursuant to this Plan.

ARTICLE X
Amendment, Modification, or Termination of Plan

Insofar as permitted by applicable law, the Board, by resolution, shall have the power at any time, and from time to time, to amend, modify, suspend, terminate or discontinue the Plan or any part thereof including any amendment deemed necessary to ensure that the Corporation may comply with any regulatory requirements referred to in Article XIII. The Board is specifically authorized to amend the Plan and take such other action as it deems necessary or appropriate to comply with Section 162(m) of the Code and the rules and regulations promulgated thereunder. Such amendment or modification may be without stockholder approval except to the extent that such approval is required by the Code, or pursuant to the rules and regulations under the Section 16 of the Exchange Act, if then applicable, by any national securities exchange or inter-dealer quotation system on which the Shares are then listed, quoted, or reported, by any regulatory authority or board having jurisdiction with respect thereto, or under any applicable laws, rules, or regulations. Notwithstanding the provisions of this Article X, no termination, amendment, or modification of the Plan, other than those pursuant to Article IV hereof, shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant so affected.

ARTICLE XI
Modification, Extension, and Renewal of Stock Options and Awards

Subject to the terms and conditions, and within the limitations, of the Plan, the Committee may modify, extend, or renew outstanding Stock Options, prospectively or retroactively, or accept the surrender of outstanding Stock Options (to the extent not theretofore exercised) granted under the Plan or any other plan of the Corporation or a Subsidiary, and authorize the granting of new Stock Options pursuant to the Plan in substitution therefor (to the extent not theretofore exercised), and the substituted Stock Options may specify a lower exercise price or a longer term than the surrendered Stock Options or have any other provisions that are authorized by the Plan. Notwithstanding the foregoing provisions of this Article XI, (a) no amendment or modification of an Award which adversely affects the Participant shall not be made without the consent of the affected Participant, and (b) no Incentive Stock Option may be modified, amended, extended, or reissued if such action would cause it to cease to be an “Incentive Stock Option” within the meaning of Section 422 of the Code, unless the Participant specifically acknowledges and consents to the tax consequences of such action.

ARTICLE XII
Indemnification of the Committee

In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall not be liable for any act, omission, interpretation, construction, or determination made in good faith in connection with their administration of and responsibilities with respect to the Plan, and the Corporation hereby agrees to indemnify the members of the Committee against any claim, loss, damage, or reasonable expense, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit, or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Corporation and its Subsidiaries.

ARTICLE XIII
General Provisions

13.1 Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of a Stock Option unless the exercise of such Stock Option and the issuance and delivery of such Shares pursuant thereto shall comply with, and be subject to the procurement of all approvals, permits, authorizations, and orders required under, all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange or inter-dealer quotation system upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Corporation with respect to such compliance. Unless the Shares have been issued to the Participant pursuant to a registration statement declared effective by the SEC, the Committee may require each person purchasing or otherwise acquiring Shares pursuant to a Stock Option under the Plan to represent to and agree with the Corporation in writing to the effect that the Participant: (a) is acquiring the Shares for his or her own personal account, for investment purposes only, and not with an intent or a view to distribution within the meaning of Section 2(11) of the Securities Act, and (b) will not sell, assign, pledge, hypothecate, or otherwise dispose of or transfer the Shares to be issued upon exercise of such Stock Option except as permitted by this Plan and except in compliance with the Securities Act and the securities laws of all other applicable jurisdictions, as supported by an opinion of counsel if so requested by the Committee. As a further condition to the issuance of such Shares, the Participant shall provide any other representation, warranty, or covenant as the Committee or its counsel deems necessary under the Securities Act and the securities laws of all other applicable jurisdictions. In addition to any legend required by this Plan, the certificates for the Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

13.2 Reservation of Shares.  The Corporation shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The Corporation shall use its best efforts to seek to obtain from appropriate regulatory agencies any requisite authorization in order to issue and sell such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of the Corporation to obtain from any such regulatory agency having jurisdiction the requisite authorization(s) deemed by the Corporation’s counsel to be necessary for the lawful issuance and sale of any Shares hereunder, or the inability of the Corporation to confirm to its satisfaction that any issuance and sale of any Shares hereunder will meet applicable legal requirements, shall relieve the Corporation of any liability in respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

13.3 Limitation on Legal Rights.  The establishment of the Plan shall not confer upon any Employee or Director any legal or equitable right against the Corporation, except as expressly provided in the Plan.

13.4 Not a Contract of Employment.  This Plan is purely voluntary on the part of the Corporation, and the continuation of the Plan shall not be deemed to constitute a contract between the Corporation and any Participant, or to be consideration for or a condition of the employment or service of any Participant. Participation in the Plan shall not give any Employee or Director any right to be retained in the service of the Corporation or any of its Subsidiaries, nor shall anything in this Plan affect the right of the Corporation or any of its Subsidiaries to terminate any such Employee with or without Cause.

13.5 Other Compensation Plans.  The adoption of the Plan shall not affect any other Stock Option or incentive or other compensation plans in effect for the Corporation or any of its Subsidiaries, nor shall the Plan preclude the Corporation or any Subsidiary from establishing any other forms of incentive or other compensation plan or arrangements for Employees or Directors of the Corporation or any of its Subsidiaries.

13.6 Assumption by the Corporation.   The Corporation or its Subsidiaries may assume options, warrants, or rights to purchase shares issued or granted by other companies whose shares or assets shall be acquired by the Corporation or its Subsidiaries or which shall be merged into or consolidated with the Corporation or its Subsidiaries. The adoption of this Plan shall not be taken to impose any limitations on the powers of the Corporation or its Subsidiaries or affiliates to issue, grant, or assume options, warrants, rights, or restricted shares, otherwise than under this Plan, or to adopt other Stock Option or restricted share plans or to impose any requirements of shareholder approval upon the same.

13.7 Creditors.  The interests of any Participant under this Plan is not subject to the claims of creditors and may not, in any way, be assigned, alienated, or encumbered.

13.8 Plan Binding on Successors.  All obligations of the Corporation under this Plan and any Awards granted hereunder shall be binding upon any successor and assign of the Corporation, whether the existence of such successor or assign is a result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business or assets of the Corporation.

13.9 Unfunded Status of Plan.  This Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. Solely to the extent permitted under Section 409A, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or make payments; provided, however, that the existence of such trusts or other arrangements is consistent with the “unfunded” status of the Plan. Notwithstanding any provision of this Plan to the contrary, with respect to any Award that constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code, no trust shall be funded with respect to any such Award if such funding would result in taxable income to the Participant by reason of Section 409A(b) of the Code and in no event shall any such trust assets at any time be located or transferred outside of the United States, within the meaning of Section 409A(b) of the Code. With respect to any payments not yet made to a Participant by the Corporation, nothing contained herein shall give any Participant any rights that are greater than those of a general creditor of the Corporation.

13.10 Withholding.

(a) Tax Withholding.  The Corporation shall have the power and the right to deduct or withhold, or require a Participant to remit to the Corporation, an amount sufficient to satisfy federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment under or as a result of this Plan.

(b) Share Withholding.  To the extent the Code requires withholding upon the exercise of Nonqualified Stock Options, or upon the occurrence of any other similar taxable event, the Committee may permit or require, subject to any rules it deems appropriate, the withholding requirement to be satisfied, in whole or in part, with or without the consent of the participant, by having the Corporation withhold Shares having a Fair Market Value equal to the amount required to be withheld. The value of the Shares to be withheld shall be based on Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined.

13.11 Beneficiary Designation.  To the extent allowed by the Committee, each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Unless the Committee determines otherwise, each such designation shall revoke all prior designations by the same Participant, shall be in the form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

13.12 Costs.  The Corporation shall bear all expenses incurred in administrating this Plan, including original issue, transfer, and documentary stamp taxes, and other expenses of issuing the Shares pursuant to Awards granted hereunder.

13.13 Funding of the Plan.  The Company shall not be required to establish or fund any special or separate account or to make any segregation of assets to assure the payment of any Award under the Plan.

13.14 Singular, Plural; Gender.  Whenever used in this Plan, nouns in the singular shall include the plural, and vice versa, and the masculine pronoun shall include the feminine gender.

13.15 Headings.  Headings to the Sections and subsections are included for convenience and reference and do not constitute part of the Plan.

13.16 Section 409A of the Code.  It is the intention of the Company that no Award shall be “deferred compensation” subject to Section 409A of the Code, unless and to the extent that the Committee specifically determines otherwise as provided in this Section 13.16, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The terms and conditions governing any Awards that the Committee determines will be subject to Section 409A of the Code, including any rules for elective or mandatory deferral of the delivery of cash or Shares pursuant thereto and any rules regarding treatment of such Awards in the event of a Change in Control, shall be set forth in the applicable Award Agreement, and shall comply in all respects with Section 409A of the Code. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that constitutes a “nonqualified deferred compensation plan” subject to Section 409A of the Code, the Plan is intended to comply with the requirements of Section 409A of the Code and should be interpreted accordingly, and any payments (whether in cash, Shares or other property) to be made with respect to the Award upon the Participant’s Termination of Employment shall be delayed until the earlier of (A) the first day of the seventh month following the Participant’s Termination of Employment if the Participant is a “specified employee” within the meaning of Section 409A of the Code, and (B) the Participant’s death.

13.17 Governing Law.  This Plan and the actions taken in connection herewith shall be governed, construed, and administered in accordance with the laws of the State of Delaware regardless of the law that might otherwise govern under applicable Delaware principles of conflicts of laws.

ARTICLE XIV
Effectiveness of the Plan

This Plan shall become effective on the date that it has been adopted by the Board of Directors and subsequently approved by the Company’s Shareholders.

ARTICLE XV
Claw Back of Equity Awards

14.1 Current Claw Back Provision.  If the Company’s financial statements are required to be restated as a result of errors, omission, or fraud, the Committee may, in its discretion, based on the facts and circumstances surrounding the restatement, direct that the Company recover all or a portion of an equity award from one or more participants with respect to any fiscal year in which our financial results are negatively affected by such restatement. To do this, the Committee may pursue various ways to recover from one or more participants: (i) seek repayment; (ii) withhold future equity grants, bonus awards, or salary increases; or (iii) take any combination of these actions.

14.2 Future Change to Claw Back Provision.  Under new Section 10D to the Exchange Act, the SEC is required to adopt rules directing national securities exchanges and national securities associations to prohibit the listing of any security of company to fail to adopt and implement a policy that, among other things, provides, that in the event of a financial restatement due to material non-compliance with applicable financial reporting requirements, to recoup incentive-based compensation from current or former executive officers that was paid on the basis of erroneous data during the three-year period preceding the restatement. The amount required to be recovered under any such claw back policy is the excess of what would have been paid under the restated results. These claw back provisions of any such policy must apply to such individuals regardless of whether they were involved in misconduct which led to the restatement. This 2010 Stock Incentive Plan is subject to Section 10D of the Exchange Act, and regardless of Section 14.1, the Committee will abide by the rules promulgated thereunder by the SEC.

ARTICLE XVI
Term of the Plan

Unless sooner terminated by the Board pursuant to Article X hereof, this Plan shall terminate ten (10) years from its effective date and no Awards may be granted after termination, but Awards granted prior to such termination may extend beyond that date. The Board of Directors may terminate this Plan at any time. The termination shall not affect the validity of any Award outstanding on the date of termination.

EXHIBIT A

Ebix, Inc.
AUDIT COMMITTEE CHARTER

A. Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of Ebix, Inc. (the “Company”) shall oversee the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, and shall otherwise exercise oversight responsibility, and assist the Board in fulfilling its oversight functions, with respect to matters involving the accounting, auditing, financial reporting and internal control functions of the Company. In so doing, it shall be the goal of the Committee to maintain free and open means of communication between the members of the Board, the Company’s independent public accountants who audit the Company’s financial statements (the “Auditors”) and the Company’s financial management. While it is not the Committee’s responsibility to certify the Company’s financial statements or to guarantee the Auditors’ report, the Committee will facilitate discussions among the Board, the Auditors and the Company’s management.

B. Composition

The Committee shall be comprised of three or more directors, as determined by the Board on the recommendation of the Corporate Governance and Nominating Committee. Each member of the Committee shall be “independent” as defined by the rules of The NASDAQ Stock Market (“NASDAQ”) and the Securities and Exchange Commission (the “SEC”) that are applicable to Audit Committee members. Each committee member shall also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement. At least one member of the Committee shall have accounting or related financial management expertise consisting of employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Committee shall comply with any other Audit Committee composition requirements of NASDAQ and the SEC.

C. Meetings

The Committee shall meet with such frequency and at such intervals as it shall determine necessary to carry out its duties and responsibilities, but not less than quarterly. In addition, the Committee shall hold any special meetings as may be necessary or called by the Chairperson of the Committee or at the request of the Auditors or the Company’s management. Representatives of the Auditors, members of the Company’s management and others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary. As part of its purpose to foster open and candid communication, the Committee shall meet periodically as necessary with the Auditors, the Company’s management and any others that the Committee invites to meet with it in separate executive sessions to discuss any matters that the Committee or these individuals believe should be discussed privately with the Committee. The Committee may meet via telephone conference calls or take action in writing executed by all of the members. Except as otherwise specifically provided for in this Charter, a quorum shall consist of [two] members.

Unless the Board elects a Chairperson of the Committee (the “Chairperson”), the Committee shall elect a Chairperson by majority vote. The Chairperson of the Committee shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairperson will also cause to be prepared and circulated to the Committee members minutes of each meeting.

A-1

D. Functions

In carrying out its functions, the Committee’s policies and procedures shall remain flexible, so that it may be in a position to react or respond to changing circumstances or conditions. The Committee shall review and reassess no less than annually the adequacy of the Committee’s charter.

The Committee’s functions may be divided into the following general categories: (1) overseeing financial reporting, (2) evaluating independent audit processes, (3) reviewing internal controls established by management, and (4) other functions. The Committee shall:

1. Financial Information and Reports

a. Meet with the Auditors and the Company’s management to discuss, review and comment upon the interim financial statements to be included in each of the Company’s Quarterly Reports on Form 10-Q prior to the public announcement of financial results and the filing of the Form 10-Q with the SEC. All members of the Committee are encouraged to attend these meetings; however, a quorum for these meetings or for this portion of regular meetings of the Committee may be the Chairperson of the Committee as authorized by applicable rules.

b. Review with the Auditors and the Company’s management the Company’s annual financial statements to be included in the Company’s Annual Report on Form 10-K prior to the public announcement of financial results and the filing of the Form 10-K with the SEC.

c. Review the disclosure under “Management’s Discussion and Analysis and Analysis of Financial Condition and Results of Operations” in each Annual Report on Form 10-K and Quarterly Report on Form 10-Q, prior the filing thereof with the SEC.

d. Review the Company’s press releases announcing financial results or financial forecasts of the Company prior to their dissemination.

e. Discuss with the Auditors their judgments about the quality, not just the acceptability, of the Company’s accounting principles and financial disclosure practices used or proposed and the appropriateness of significant management judgments.

f. Discuss with the Company’s management and the Auditors the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company’s financial statements.

g. Based upon discussions with, and reliance upon, the Auditors and the Company’s management, prepare any Audit Committee reports or other Audit Committee-related disclosure, in filings with the SEC or otherwise, required by applicable securities laws, rules and regulations or by the rules of any securities exchange or market on which securities of the Company are listed, including a report to be included in the Company’s proxy statement stating whether the Committee has (i) reviewed and discussed the audited financial statement with management, (ii) discussed with the Auditors the matters required to be discussed by Statement on Auditing Standards No. 61, (iii) received from the Auditors disclosures regarding their independence required by Independence Standards Board Standard No. 1 and discussed with the Auditors their independence. The proxy statement shall also contain a statement as to whether the Committee members are independent and that the Committee has adopted a charter.

h. Review a report from the Auditors periodically, but no less than annually, as to (i) all critical accounting policies to be used, (ii) all alternative disclosures and treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with the Company’s management, the ramifications of the use of such alternative disclosures and treatments and the disclosures and treatments preferred by the Auditors; and (iii) other material written communications between the Auditors and the Company’s management, including management letters and schedules of unadjusted differences.

i. Recommend to the Board, based upon the review and discussion described above, whether the annual financial statements should be included in the Company’s Annual Report on Form 10-K.

A-2

2. Audit Processes

a. Be directly responsible for the appointment, compensation, retention and oversight of the work of the Auditors, including resolution of disagreements between management and the Auditors regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Auditors shall report directly to the Committee.

b. Pre-approve all audit services and non-audit services (including the fees and terms thereof) to be performed for the Company by the Auditors to the extent required by, and in a manner consistent with, applicable law and policies established by the Committee. The Committee may delegate, subject to any rules or limitations it deems appropriate, to one or more designated members of the Committee the authority to grant such pre-approvals; provided, however, that the decisions of any member to whom authority is so delegated to pre-approve an activity shall be presented to the full Committee for ratification at its next meeting.

c. On an annual basis, review the Auditors’ independence and objectivity by (i) inquiring into matters such as all relationships between the Auditors and the Company and (ii) reviewing annual disclosures from the Auditors regarding their independence as required by Independence Standards Board Standard No. 1.

d. On an annual basis, obtain and review a report from the Auditors concerning their internal quality control review of the firm, any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm and any steps taken to address material issues raised by such review or any such inquiry or investigation.

e. Review the experience and qualifications of the senior members of the Auditors’ team.

f. Review the annual audit plan of the Auditors and evaluate their performance and adherence to the prior year’s audit plan.

g. Require the rotation of the lead audit partner on a regular basis in accordance with the requirements of Securities Exchange Act of 1934 (the “Exchange Act”).

h. Review and approve or veto the Company’s hiring of employees or former employees of the Auditors who participated in any capacity in the audits of the Company.

i. Following completion of the annual audit, review separately with the Company’s management and the Auditors the effectiveness of the audit effort, including significant difficulties encountered during the course of the audit and any restrictions on the scope of work or access to required information.

3. Risk Management and Controls

a. Inquire of the Auditors and the Company’s management about significant risks or exposures and assess the steps which management has taken to minimize such risks and monitor control of these areas.

b. Review and monitor compliance with the Company’s Code of Ethics for Senior Financial Officers.

c. Review with the Auditors and the Company’s management their findings on the adequacy and effectiveness of internal controls and their recommendations for improving the internal control environment, including management’s controls and security procedures with respect to the Company’s information systems.

d. Review with the Auditors and the Company’s management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. This review will be conducted at an appropriate time subsequent to the implementation of changes or improvements, as decided by the Committee.

e. Periodically review with the Company’s legal counsel any matters that could have a significant impact on the Company’s financial statements, such as compliance with laws, rules and regulations, litigation and inquiries received from governmental agencies and regulators.

f. Review and approve the appointment, replacement, reassignment or dismissal of the Company’s principal financial officer.

A-3

4. Other Functions

a. Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters.

b. Establish procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

c. Review and approve related party transactions and conflicts of interest questions between Board members or senior management, on the one hand, and the Company, on the other hand (as defined and required by applicable securities laws, rules and regulations and the rules of the NASDAQ).

d. Oversee and review the Company’s asset management policies, including an annual review of the Company’s investment policies and performance for cash and short-term investments.

e. Review and monitor compliance with Company standards of business conduct and monitor compliance with the Foreign Corrupt Practices Act.

f. Conduct or authorize investigations into any other matters within the Committee’s scope of responsibilities.

g. Have the authority to retain independent counsel, accountants, or other advisors, as it determines necessary to carry out its duties.

h. Determine appropriate funding, which the Company shall provide, for payment of: (i) compensation to the Auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, (ii) compensation to any advisors employed by the Committee, and (iii) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

i. Perform such other functions assigned by law, the Company’s charter or bylaws, or the Board of Directors.

E. Scope of Responsibilities

While the Committee has the functions set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate or are in accordance with GAAP. The Company’s management is principally responsible for Company accounting policies, the preparation of the financial statements and ensuring that the financial statements are prepared in accordance with GAAP. Management is also responsible for implementing procedures to help ensure that the Company and its employees comply with applicable laws and regulations and with the Company’s applicable ethics standards. The Auditors are responsible for auditing and attesting to the Company’s financial statements and understanding the Company’s system of internal controls in order to plan and to determine the nature, timing and extent of audit procedures to be performed.

The Committee plays a critical role in serving as a check and balance for the Company’s financial reporting system. In carrying out its functions, the Committee’s goal is to help ensure that management properly develops and adheres to a sound system of internal controls and that the Auditors, through their own review, objectively assess the Company’s financial reporting practices.

A-4

EXHIBIT B

Ebix, Inc.
COMPENSATION COMMITTEE CHARTER

A. Authority

The Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Ebix, Inc. (the “Company”) is established pursuant to Section 141(c) of the Delaware General Corporation Law and Article III, Section 1 of the Company’s Bylaws. The Chairperson of the Committee (the “Chairperson”) shall be designated by the Board, provided that, if the Board does not so designate a Chairperson, the members of the Committee, by majority vote, may designate a Chairperson.

B. Membership

The Committee shall consist of a minimum of two members of the Board, both of whom shall meet (i) the independence requirements of NASD Rule 4200, (ii) the “non-employee director” definition of Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and (iii) the “outside director” definition of Section 162(m) of the Internal Revenue Code of 1986, as amended.

C. Scope of Powers and Functions

The Committee shall have such powers and functions as may be assigned to it by the Board of Directors from time to time; provided however, that such functions shall, at a minimum, include the following, as well as any functions as shall be required of Compensation Committees by the rules of The NASDAQ Stock Market (“NASDAQ”):

1.	Officer Compensation. The Committee shall review, monitor and make recommendations to the full Board regarding the compensation of the Chief Executive Officer (“CEO”) and the other officers (as defined in Section 16 of the Securities Exchange Act and Rule 16a-1 thereunder) of the Company, including salary, bonus and incentive compensation levels, deferred compensation, executive perquisites, equity compensation (including awards to induce employment), severance arrangements, retirement and other post-employment benefits, and change-in-control benefits. In making recommendations regarding officer compensation, the Committee shall review and recommend goals and objectives relevant to such compensation (both internal and in comparison to industry performance levels) and evaluate officer performance in light of those goals and objectives, with a view toward encouraging extraordinary effort and performance. Furthermore, the Committee shall endeavor to promote an appropriate balance between short-term pay and long-term incentives.
2.	Director Compensation. The Committee shall periodically review and make recommendations to the Board with respect to director compensation.
3.	General Goals. The Committee shall review and make recommendations to the Board regarding general compensation goals, guidelines and policies for the Company’s employees.
4.	Plans and Programs. The Committee shall administer the Company’s stock incentive plans and grant stock options and other awards pursuant to such plans, and supervise the administration of Company plans and benefit programs falling with the scope of the Employee Retirement Security Act of 1974, as amended. The Company shall also make recommendations concerning new stock incentive plans and other executive compensation programs.
5.	Committee Report on Executive Compensation. The Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an Annual Meeting of stockholders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 402(k) of Regulation S-K. In addition, the Committee will provide any other Compensation Committee-related disclosure, in the Company’s filings with the SEC or otherwise, required by applicable securities laws, rules and regulations and by the rules of NASDAQ.
6.	Review of Charter. The Committee shall periodically review and update this Charter.

B-1

7.	Committee Performance. The Committee shall review the performance of the Committee, not less than annually, and report on such performance to the Board.

In addition, the Committee, subject to Board approval, has sole authority to retain and terminate any compensation consultant or consulting firm to assist in the evaluation of CEO, other officer or director compensation, including the authority to approve the consultant’s fees and other retention terms. The Committee may also, at its discretion, engage outside legal counsel or other advisors as it deems necessary to carry out its functions.

The Committee shall discharge its responsibilities, and shall assess the information provided by management and the Committee’s advisors, in Accordance with its business judgment.

D. Administrative

The Committee shall meet at least two times annually and shall hold any additional meetings as may be called by the Chairperson or the Board. Members of senior management or others may attend meetings of the Committee at the invitation of the Committee and shall provide pertinent information as necessary, except that the CEO shall not be present during voting or deliberations by the Committee on the subject of the CEO’s compensation. The Chairperson shall set the agenda of each meeting and arrange for the distribution of the agenda, together with supporting material, to the Committee members prior to each meeting. The Chairperson will also cause minutes of each meeting to be prepared and circulated to the Committee members. The Committee shall regularly report its activities and determinations to the full Board, including providing copies to the full Board of all approved minutes.

The Committee may meet via telephone conference calls. A majority of the members of the Committee shall constitute a quorum for all purposes.

B-2

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

We encourage you to take advantage of Internet or telephone voting.
Both are available 24 hours a day, 7 days a week.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date.

EBIX, INC.

INTERNET
http://www.proxyvoting.com/ebix
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE
1-866-540-5760
Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

82945

▼ FOLD AND DETACH HERE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" PROPOSALS 1 THROUGH 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" PROPOSALS 2 AND 3.

Please mark your votes as indicated in this example ☒

Nominees:
01 Hans U. Benz
02 Pavan Bhalla
03 Neil D. Eckert
04 Rolf Herter
05 Hans Ueli Keller
06 Robin Raina

FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS
☐	☐	☐

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box above and write that nominee's name in the space provided below.)

*Exceptions ______________________________

PLEASE NOTE: TO VALIDATE THIS PROXY, YOU MUST SIGN BELOW.

Mark Here for Address Change or Comments **SEE REVERSE** ☐

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature ____________________ Signature ____________________ Date ____________

You can now access your Ebix, Inc. account online.

Access your Ebix, Inc. account online via Investor ServiceDirect® (ISD).

BNY Mellon Shareowner Services, the transfer agent for Ebix, Inc., now makes it easy and convenient to get current information on your shareholder account.

- View account status
- View certificate history
- View book-entry information
- Make address changes

Visit us on the web at http://www.bnymellon.com/shareowner/isd
For Technical Assistance Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time

Investor ServiceDirect®
Available 24 hours per day, 7 days per week
TOLL FREE NUMBER: 1-800-370-1163

Choose **MLink**SM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to **Investor ServiceDirect®** at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The Proxy Statement and the 2010 Annual Report to Stockholders are available at: **http://bnymellon.mobular.net/bnymellon/ebix**

▼ FOLD AND DETACH HERE ▼

PROXY

Solicited by the Board of Directors

Ebix, Inc.

FIVE CONCOURSE PARKWAY
SUITE 3200
ATLANTA, GA 30328

The undersigned hereby appoints Robin Raina and Robert F. Kerris, as proxy, with full powers of substitution to represent and vote all of the stock of Ebix, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 a.m., Eastern Time, on November 17, 2010 at Five Concourse Parkway, Suite 114, Atlanta, GA 30328, and at any adjournment or postponement thereof, with all the powers that the undersigned would possess if present, with respect to the matters on the reverse side of this proxy.

Address Change/Comments
(Mark the corresponding box on the reverse side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
SOUTH HACKENSACK, NJ 07606-9250

(Continued and to be marked, dated and signed, on the other side)

82945